The

                                     GABELLI

                                    Westwood

                                      Funds


                                   EQUITY FUND
                                  BALANCED FUND
                             INTERMEDIATE BOND FUND
                              SMALLCAP EQUITY FUND
                                   REALTY FUND
                              MIGHTY MITES(SM) FUND


                                  ANNUAL REPORT
                               SEPTEMBER 30, 1999

                           The GABELLI Westwood Funds
                           ==========================

                                  Annual Report
                               September 30, 1999

           ****   Equity Fund                      SmallCap Equity Fund
           ****   Balanced Fund                    Realty Fund
            ***   Intermediate Bond Fund           Mighty Mites(SM) Fund

      Morningstar Rated(TM) the Equity Fund Retail Class 4 stars overall and for the three, five and ten-year periods ended 9/30/99. Morningstar Rated(TM) the Equity Fund Service Class 4 stars overall and for the five-year period and 3 stars for the three-year period ended 9/30/99. Morningstar Rated(TM) the Balanced Fund Retail Class 4 stars overall and for the five-year period and 3 stars for the three-year period ended 9/30/99. Morningstar Rated(TM) the Balanced Fund Service Class 4 stars overall and for the five-year period and 3 stars for the three-year period ended 9/30/99. The Equity and Balanced Funds were rated among 3210, 2010 and 751 domestic equity funds overall and for the three, five and ten-year periods ended 9/30/99, respectively. Morningstar Rated(TM) the Intermediate Bond Fund 3 stars overall and for the three and five-year periods ended 9/30/99. The Intermediate Bond Fund was rated among 1585 and 1153 taxable bond funds overall and for the three and five-year periods ended 9/30/99, respectively.

To Our Shareholders,

      We are pleased to provide the September 30, 1999, annual report for the Gabelli Westwood Funds, including the Equity Fund, Balanced Fund, Intermediate Bond Fund, SmallCap Equity Fund, Realty Fund and Mighty Mites(SM) Fund.

Market Commentary

      With the exception of the second quarter, stock market performance in 1999 has been dominated by some of the largest companies (in terms of market capitalization) with some of the highest valuations (as measured by Price/Earnings ("P/E") ratio). Westwood Management's investment process is focused on identifying companies whose future growth potential have not been fully valued in the current market. Therefore, our investments over the previous twelve months have avoided companies whose valuations were at extreme levels and whose prices were too high for our comfort level. The Standard & Poor's ("S&P") 500 Index return is calculated on a capitalization-weighted basis, which means that the returns of the largest companies carry the greatest weight. Given that the recent strongest performers have also been the largest, the S&P 500 Index currently does not reflect the performance of the broad market. Over the last twelve to eighteen months we have been monitoring the S&P 500 Index on an equally weighted basis as a better indication of overall market performance.

      Over the last twelve months, we have seen marked improvements in the economic environments in Japan and Southeast Asia. During this time period, we have increased our exposure to companies that will


--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. Morningstar proprietary ratings reflect historical risk adjusted performance as of September 30, 1999 and are subject to change every month. Morningstar ratings are calculated from the Funds' three, five and ten-year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive 4 stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

benefit from the resurgence of growth in both areas. Tiffany & Co. is a fine example of a company that has been benefiting from the Japanese recovery. Another good example is Citigroup, which has exposure to both Japan and Southeast Asia.

      As we enter the new millennium, we believe the challenge will be to identify new sources of growth for investors. Technology has been an important area for growth over the last several years but new opportunities may be found elsewhere. We believe our challenge will be to uncover these new areas of growth for our shareholders.

Equity Fund

      For the fiscal year ended September 30, 1999, the (****)-rated Equity Fund Retail Class' total return was 19.77% and the Service Class' total return was 19.51%. The Standard & Poor's ("S&P") 500 Index and the Lipper Multi-Cap Value Fund Average had total returns of 27.79% and 16.39%, respectively, over the same twelve-month period. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category.

      For the ten-year period ended September 30, 1999, the Retail Class' total return averaged 14.42% annually versus average annual total returns of 16.80% and 12.39% for the S&P 500 Index and Lipper Multi-Cap Value Fund Average, respectively. Since their respective inception dates of January 2, 1987 and January 28, 1994 through September 30, 1999, the Retail Class had a cumulative total return of 489.10% and the Service Class had a cumulative total return of 157.09%, which equate to average annual total returns of 14.92% and 18.10%, respectively.

      Over the previous twelve months, the Fund has been defensively postured in order to manage the increasing volatility in the marketplace. The exposure to the Energy, Basic Materials and Capital Goods

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
                 EQUITY FUND RETAIL CLASS AND THE S&P 500 INDEX

-------------------------------------------------------
             Average Annual Total Return*
-------------------------------------------------------
   One Year       5 Year      10 Year     Life of Class
-------------------------------------------------------
    19.77%        21.35%      14.42%         14.92%
-------------------------------------------------------

  [The following table was depicted as a line chart in the printed material.]

                  Westwood Equity Fund
                     (Retail Class)                S&P 500 Index
1/2/87                  10,000                        10,000
9/87                    13,165                        13,599
9/88                    11,779                        11,893
9/89                    15,322                        15,785
9/90                    13,699                        14,305
9/91                    16,396                        18,766
9/92                    17,078                        20,841
9/93                    20,508                        23,553
9/94                    22,383                        24,421
9/95                    28,169                        31,684
9/96                    35,740                        38,116
9/97                    49,893                        53,515
9/98                    49,194                        58,383
9/99                    58,920                        74,610

* Past performance is not predictive of future results.

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
                 EQUITY FUND SERVICE CLASS AND THE S&P 500 INDEX

-----------------------------------------------
           Average Annual Total Return*
-----------------------------------------------
    One Year         5 Year       Life of Class
-----------------------------------------------
     14.78%          20.01%          17.25%
-----------------------------------------------

  [The following table was depicted as a line chart in the printed material.]

               Westwood Equity Fund
                  (Service Class)         S&P 500 Index
1/28/94                9,600                 10,000
9/94                   9,514                  9,896
9/95                  11,944                 12,839
9/96                  15,090                 15,445
9/97                  21,020                 21,685
9/98                  20,642                 23,658
9/99                  24,669                 30,233

* Past performance is not predictive of future results.
  Includes effect of maximum sales charge of 4.00%.

sectors has rewarded investors, as they were some of the strongest drivers of performance in both the Fund and the market at large. Although Technology has been a strong market performer in an absolute sense, we have been selective in our investments. The Fund is invested in companies whose upside potential, we believe, continues to outweigh the downside risk of disappointment. Over the past twelve months, the top performing portfolio holdings have been: Ann Taylor Stores, Citigroup, AMFM Inc., IBM, and Alcoa. The Fund's long term performance record continues to be recognized by well-known publications and is currently part of SmartMoney's Growth vs. Value contest. The publication is providing a month to month account of performance along with each manager's investment strategy.

Balanced Fund

      For the fiscal year ended September 30, 1999, the (****)-rated Balanced Fund Retail Class' total return was 12.56% and the Service Class' total return was 12.20%. A blended composite of 60% of the Standard & Poor's ("S&P") 500 Index and 40% of the Lehman Brothers Government/Corporate Bond Index ("LBG/C") and the Lipper Balanced Fund Average had total returns of 16.03% and 12.62%, respectively, over the same twelve-month period. Each index is an unmanaged indicator of market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category.

      For the five-year period ended September 30, 1999, the Retail Class' total return averaged 16.61% annually and the Service Class' total return averaged 16.33% annually versus average annual total returns of 18.13% and 14.38% for the blended composite of 60% of the S&P 500 Index and 40% of the LBG/C Index and the Lipper Balanced Fund Average, respectively. Since their respective inception dates of October 1, 1991 and April 6, 1993 through September 30, 1999, the Retail Class had a cumulative total return of 186.54% and the Service Class had a cumulative total return of 138.65%, which equate to average annual total returns of 14.05% and 14.35%, respectively.

      The Balanced Fund is designed to give an investor exposure to equities but reduce overall risk through investments in short-to-intermediate fixed income securities. Strategies for the Equity and

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BALANCED FUND RETAIL CLASS AND A COMPOSITE OF 60% -- THE S&P 500 INDEX
         AND 40% -- THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

-----------------------------------------
      Average Annual Total Return*
-----------------------------------------
   One Year     5 Year      Life of Class
-----------------------------------------
    12.56%      16.61%         14.05%
-----------------------------------------

  [The following table was depicted as a line chart in the printed material.]

                                                60% S&P 500 and
             Westwood Balanced Fund             40% Lehman Bros.
                (Retail Class)              Gov't./Corp. Bond Index
10/1/91             10,000                           10,000
9/92                10,797                           11,207
9/93                12,621                           12,603
9/94                13,291                           12,670
9/95                16,203                           15,658
9/96                19,300                           17,850
9/97                24,762                           22,866
9/98                25,455                           25,290
9/99                28,652                           29,344

* Past performance is not predictive of future results.

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BALANCED FUND SERVICE CLASS AND A COMPOSITE OF 60% -- THE S&P 500 INDEX
         AND 40% -- THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

-----------------------------------------
       Average Annual Total Return*
-----------------------------------------
   One Year     5 Year      Life of Class
-----------------------------------------
     7.68%      15.37%         13.63%
-----------------------------------------

  [The following table was depicted as a line chart in the printed material.]

                                             60% S&P Index and
            Westwood Balanced Fund            40% Lehman Bros.
                (Service Class)           Gov't. /Corp. Bond Index
4/6/93              9,600                         10,000
9/93                9,809                         10,443
9/94               10,751                         10,499
9/95               13,081                         12,975
9/96               15,550                         14,792
9/97               19,904                         18,949
9/98               20,422                         20,958
9/99               22,913                         24,318

* Past performance is not predictive of future results.
  Includes effect of maximum sales charge of 4.00%.

Intermediate Bond Funds that are discussed in this letter also apply to their respective components in the Balanced Fund.

Intermediate Bond Fund

      For the fiscal year ended September 30, 1999, the (***)-rated Intermediate Bond Fund's net asset value declined 2.37%. The Lehman Brothers Government/Corporate Bond ("LBG/C") Index and the Lipper Intermediate Investment Grade Debt Fund Average declined 1.62% and 0.68%, respectively, over the same twelve-month period. The LBG/C Index is an unmanaged indicator of market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                         THE INTERMEDIATE BOND FUND AND
               THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

----------------------------------------
      Average Annual Total Return*
----------------------------------------
   One Year     5 Year      Life of Fund
----------------------------------------
    (2.37)%      6.82%          6.23%
----------------------------------------

  [The following table was depicted as a line chart in the printed material.]

          Westwood Intermediate Bond        Lehman Bros. Gov't.
             Fund (Retail Class)             /Corp. Bond Index
10/1/91            10,000                         10,000
9/92               11,186                         11,323
9/93               12,331                         12,620
9/94               11,658                         12,098
9/95               12,956                         13,834
9/96               13,540                         14,467
9/97               15,084                         15,856
9/98               16,623                         17,886
9/99               16,229                         17,596

* Past performance is not predictive of future results.

      For the five-year period ended September 30, 1999, the Fund's total return averaged 6.82% annually versus average annual total returns of 7.77% and 7.14% for the LBG/C Index and the Lipper Intermediate Investment Grade Debt Fund Average, respectively. Since inception on October 1, 1991 through September 30, 1999, the Fund had a cumulative total return of 62.17%, which equates to an average annual total return of 6.23%.

      Over the past year, the bond market environment has been one of transition and volatility. Early on, the markets lacked adequate liquidity, leading the Federal Reserve to ease interest rates three separate times. As the interest rate cuts took hold, consumer confidence and the manufacturing sector rapidly recovered. Recently, the Federal Reserve has tightened twice to ward off too rapid a recovery. The rest of the world is experiencing or expecting positive growth. The Intermediate Bond Fund has taken advantage of the extremes of valuation to periodically adjust interest rate sensitivity and commitments to various sectors of the market. The Fund holds overweighted positions in asset-backed securities and in short and intermediate maturity corporate notes. The top five performers for the past twelve months were: asset-backed securities from GMAC and Ford Motor Credit, corporate notes issued by Niagara Mohawk and du Pont, and a 15-year Fannie Mae mortgage-backed security.

SmallCap Equity Fund

      For the fiscal year ended September 30, 1999, the SmallCap Equity Fund's total return was 58.94%. The Russell 2000 Index and the Lipper Small Cap Growth Fund Average had total returns of 19.07% and 43.76%, respectively, over the same twelve-month period. The Russell 2000 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Since inception on April 15, 1997 through September 30, 1999, the Fund had a cumulative total return of 89.50%, which equates to an average annual total return of 29.63%.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               THE SMALLCAP EQUITY FUND AND THE RUSSELL 2000 INDEX

------------------------------
 Average Annual Total Return*
------------------------------
 One Year       Life of Fund
------------------------------
  58.94%           29.63%
------------------------------

  [The following table was depicted as a line chart in the printed material.]

                  Westwood SmallCap Equity
                      Fund (Retail Class)          Russell 2000 Index
4/15/97                     10,000                       10,000
9/30/97                     14,480                       13,410
9/30/98                     11,917                       10,862
9/30/99                     18,941                       12,933

* Past performance is not predictive of future results.

      The small cap equity asset class has emerged as an area of significant opportunity for long term investment by shareholders. Strong performance is attributed to exposure in the Technology and Consumer Staples sectors that have consistently performed beyond the overall market returns. Technology-related companies have been strong beneficiaries of improvements in the Asian economies. Globally, the continued push to manage and access large amounts of available data has contributed to the health of technology growth. The top performing holdings in the Fund this past year include TranSwitch, Fundtech, MiniMed, Whittman-Hart, and CEC Entertainment.

Realty Fund

      For the fiscal year ended September 30, 1999, the Realty Fund's net asset value declined 5.68%. The National Association of REITs ("NAREIT") Index and the Lipper Real Estate Fund Average declined 8.54% and 2.28%, respectively, over the same twelve-month period. The NAREIT Index is an unmanaged indicator of market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Since inception on September 30, 1997 through September 30, 1999, the Fund had a cumulative total return of (15.58)%, which equates to an average annual total return of (8.11)%.

      Real Estate Investment Trusts ("REITs") are becoming a major factor in the capital markets. Assuming no change in relative valuations, REIT returns should capture the traditional returns of real estate and be very competitive with other asset classes. U.S. real estate is very strong and the disconnect between public equity REITs and the private real estate market means that REIT returns should be even higher. Recent underperformance of REITs in a momentum-driven market makes it very difficult for investors to allocate money to REITs, but this is where opportunity lies. We continue to find REITS attractive because they offer: (1) an attractive income stream resulting from over 95% of dividends being paid out to shareholders; (2) an attractive vehicle for long term capital appreciation resulting from the underlying growth of the asset class; and (3) a source of diversification, due to the low correlation with

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                  THE REALTY FUND, THE RUSSELL 2000 INDEX AND
                THE NATIONAL ASSOCIATION OF REITS ALL REIT INDEX

-----------------------------
 Average Annual Total Return*
-----------------------------
 One Year        Life of Fund
-----------------------------
 (5.68)%           (8.11)%
-----------------------------

  [The following table was depicted as a line chart in the printed material.]

                Realty Retail      Russell 2000 Index      NARIT All REIT Index
9/30/97            10,000                10,000                  10,000
9/30/98             8,950                 8,100                   8,540
9/30/99             8,442                 9,645                   7,902

* Past performance is not predictive of future results.

equities which increases an investor's overall portfolio return and reduces portfolio risk. The top performing holdings in the Fund this past year include Post Properties, Boston Properties, Camden Property Trust, First Industrial Realty Trust, and Equity Residential Properties Trust.

Mighty Mites(SM) Fund

      For the fiscal year ended September 30, 1999, the Mighty Mites Fund's total return was 34.21%. The Russell 2000 Index and the Lipper Small Cap Value Fund Average had total returns of 19.07% and 12.33%, respectively, over the same twelve-month period. The Russell 2000 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Since inception on May 11, 1998 through September 30, 1999, the Fund had a cumulative total return of 30.18%, which equates to an average annual total return of 20.87%.

      In the third quarter of 1999, small/micro cap stocks caught the attention of investors troubled by the sky-high valuations of large cap growth stocks. There was a bias toward value in the small company stock market, a further reflection of investors' increasing sensitivity to risk. Despite the sector's strong recent performance, we believe selected small company stocks are still quite inexpensive. Merger and acquisition activity remains strong, share repurchase programs are accelerating, and insiders are buying. If smart money continues to pursue small company stock bargains, we believe financial institutions and the investment public will follow suit.

      We still have some "dry powder" to pursue opportunities. At quarter end, the Fund had approximately 10% of its assets in cash. A significant portion of this cash came from portfolio holdings that were acquired during the year and from the sale of other investments that prospered due to announcements of pending deals and/or the retention of investment bankers "to explore strategic options"--often the Wall Street equivalent of a "For Sale" sign. Most recently, North Fork Bancorp announced it would acquire Reliance Bancorp, Inc. in a stock-for-stock merger.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                THE MIGHTY MITES FUND AND THE RUSSELL 2000 INDEX

------------------------------
 Average Annual Total Return*
------------------------------
  One Year        Life of Fund
------------------------------
   34.21%            20.87%
------------------------------

  [The following table was depicted as a line chart in the printed material.]

                      Mighty Mites Fund
                        (Retail Class)            Russell 2000 Index
5/11/98                     10,000                      10,000
9/30/98                      9,700                       7,570
9/30/99                     13,018                       9,014

* Past performance is not predictive of future results.

      One of the Fund's goals is to identify small companies, which dominate rapid growth market niches. LodgeNet Entertainment is a leading provider of movies, cable and interactive entertainment to the lodging industry. Transaction Network Services is an innovator in the point of sale processing industry. Leap Wireless International, the top performer in the portfolio this quarter, operates domestically and internationally in all aspects of the CDMA telecommunications arena.

      Our investments in the various sub-sectors of the utility industry (water, electricity and gas) have benefited from accelerating merger activity, with U.S. based utilities consolidating and European utilities seeking U.S. partners. In September, SJW Corp., a San Jose, California based water utility, announced that it had retained an investment banking firm to assist in exploring strategic alternatives including the possible sale of the company. Artesian Resources and Pennichuck Corp. are two other water utilities currently held in the portfolio.

      In addition to the deal oriented portfolio holdings mentioned above, the Fund's winners this quarter came from a wide range of industries including technology (PubliCard), telecommunications (Startec Global Communications, Leap Wireless International and Hyperion Telecommunications), utilities (Providence Energy), broadcasting (Granite Broadcasting) and furniture (Mity-Lite). Our losers were an equally diverse mix including a nutraceutical company (Weider Nutrition International), a golf club manufacturer (Adams Golf), and an outdoor advertising and travel company (Bowlin Outdoor Advertising & Travel Centers).

Capital Market Outlook

      Westwood Management's capital market outlook continues to be an important tool for assessing the risk/reward relationship for the varying asset classes in which we invest. The Capital Markets Model has served us well in the face of market volatility. We believe the most likely scenario for the next twelve months will be one of "holding the line," which can be characterized by the manufacturing sector continuing to rebound as global demand for exports increases. We believe that consumer spending will remain healthy, but will moderate to a sustainable pace. Global economies, including Japan, are expected to show positive growth. Pricing pressures may increase, but inflation should remain subdued. Lastly, we expect the Federal Reserve to increase short term interest rates by 25 basis points.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Advisers, Inc., the Gabelli Westwood Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      Westwood maintains a website that we encourage you to visit to obtain further information as well as to share your comments: www.westwoodgroup.com. We appreciate your confidence in Westwood and our team will continue to work hard in order to meet your investment objectives.

In Conclusion

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554) or 1-800-WESTWOOD (1-800-937-8966). Please call us during the business day for further information.


                                   Sincerely,


                                   /s/ Susan M. Byrne

                                   Susan M. Byrne
                                   President and Chief Investment Officer

October 25, 1999

--------------------------------------------------------------------------------
                              Nasdaq Symbols Table
--------------------------------------------------------------------------------

         Gabelli Westwood Fund                        Nasdaq Symbol
         ---------------------                        -------------
         Equity - Retail                              WESWX
         Balanced - Retail                            WEBAX
         Intermediate Bond                            WEIBX
         SmallCap Equity                              WESCX
         Realty                                       WESRX
         Mighty Mites(SM)                             WEMMX
         Equity - Service                             WEECX
         Balanced - Service                           WEBCX

The Gabelli Westwood Equity Fund
Portfolio of Investments -- September 30, 1999
================================================================================

      Shares                                          Cost          Value
      ------                                          ----          -----
                COMMON STOCKS - 99.1%
                Aerospace - 0.3%
      15,888    Lockheed Martin Corp. ..........  $    569,831   $    519,339
                                                  ------------   ------------
                Automotive - 0.6%
      27,800    Lear Corp. + ...................       997,242        978,213
                                                  ------------   ------------
                Broadcasting - 4.3%
     110,700    AMFM Inc. + ....................     4,488,624      6,738,863
                                                  ------------   ------------
                Computer Hardware - 6.7%
      57,800    Hewlett-Packard Co. ............     3,996,683      5,317,600
      42,600    International Business
                   Machines Corp. ..............     2,548,282      5,170,575
                                                  ------------   ------------
                                                     6,544,965     10,488,175
                                                  ------------   ------------
                Computer Software & Services - 9.3%
      81,500    Electronic Data Systems Corp. ..     4,610,742      4,314,406
     161,250    Oracle Corp. + .................     4,403,629      7,336,875
     149,100    Sterling Software Inc. + .......     2,550,989      2,982,000
                                                  ------------   ------------
                                                    11,565,360     14,633,281
                                                  ------------   ------------
                Diversified Industrial - 3.4%
      87,150    Alcoa Inc. .....................     3,256,431      5,408,747
                                                  ------------   ------------
                Energy & Utilities - 18.6%
     138,000    Apache Corp. ...................     3,596,227      5,959,875
      74,400    Burlington Resources Inc. ......     2,651,889      2,734,200
     196,500    Conoco Inc., Cl. B .............     5,167,442      5,379,187
      45,606    Devon Energy Corp. .............     1,568,588      1,889,799
     104,400    Florida Progress Corp. .........     4,224,528      4,828,500
     133,700    Reliant Energy Inc. ............     3,296,771      3,618,256
      77,000    Texaco Inc. ....................     4,196,996      4,860,625
                                                  ------------   ------------
                                                    24,702,441     29,270,442
                                                  ------------   ------------
                Entertainment - 5.8%
     190,300    Disney (Walt) Co. ..............     5,540,247      4,924,012
      70,200    Time Warner Inc. ...............     2,352,569      4,264,650
                                                  ------------   ------------
                                                     7,892,816      9,188,662
                                                  ------------   ------------
                Equipment and Supplies - 0.8%
      32,300    Deere & Co. ....................     1,220,857      1,249,606
                                                  ------------   ------------
                Financial Services - 10.8%
     108,621    ABN Amro Holding NV, ADR .......     2,153,047      2,457,550
      55,900    CIGNA Corp. ....................     3,279,756      4,346,225
     100,275    Citigroup Inc. .................     2,875,773      4,412,100
      67,600    Conseco Inc. ...................     2,122,567      1,305,525
      85,100    PNC Bank Corp. .................     4,271,861      4,483,706
                                                  ------------   ------------
                                                    14,703,004     17,005,106
                                                  ------------   ------------
                Food and Beverage - 4.9%
      69,500    Anheuser Busch Companies Inc. ..     3,189,205      4,869,344
     158,800    International Home Foods Inc. +      2,788,507      2,779,000
                                                  ------------   ------------
                                                     5,977,712      7,648,344
                                                  ------------   ------------
                Health Care - 5.2%
      85,500    Pharmacia & Upjohn Inc. ........     4,561,642      4,242,937
      67,200    SmithKline Beecham plc, ADR ....     3,537,664      3,872,400
                                                  ------------   ------------
                                                     8,099,306      8,115,337
                                                  ------------   ------------
                Hotels and Gaming - 0.9%
      59,000    Starwood Hotels & Resorts
                   Worldwide Inc. ..............     1,525,344      1,316,438
                                                  ------------   ------------
                Real Estate Investment Trusts - 1.6%
      35,400    Kimco Realty Corp. .............     1,367,451      1,265,550
      39,600    Vornado Realty Trust ...........     1,494,432      1,287,000
                                                  ------------   ------------
                                                     2,861,883      2,552,550
                                                  ------------   ------------
                Retail - 13.1%
      58,000    AnnTaylor Stores Corp. + .......     1,409,444      2,370,750
      90,400    CVS Corp. ......................     2,943,214      3,689,450
      33,500    Federated Department Stores
                   Inc. + ......................     1,768,988      1,463,531
     130,700    Limited Inc. ...................     4,622,827      4,999,275
      71,700    Safeway Inc. + .................     3,060,734      2,729,081
      88,200    Tiffany & Co. ..................     2,630,734      5,286,488
                                                  ------------   ------------
                                                    16,435,941     20,538,575
                                                  ------------   ------------
                Specialty Chemicals - 1.6%
      72,700    Monsanto Co. ...................     3,406,827      2,594,481
                                                  ------------   ------------
                Telecommunications - 9.8%
      78,500    GTE Corp. ......................     3,664,608      6,034,688
      59,300    MCI Worldcom Inc. + ............     2,301,925      4,262,187
      99,900    SBC Communications Inc. ........     3,264,539      5,101,144
                                                  ------------   ------------
                                                     9,231,072     15,398,019
                                                  ------------   ------------
                Transportation - 1.4%
      58,700    CNF Transportation Inc. ........     2,238,540      2,186,575
                                                  ------------   ------------

                TOTAL COMMON STOCKS ............   125,718,196    155,830,753
                                                  ------------   ------------

                TOTAL INVESTMENTS - 99.1% ......  $125,718,196    155,830,753
                                                  ============
                Other Assets and
                   Liabilities (Net) - 0.9% ....                    1,427,470
                                                                 ------------
                NET ASSETS - 100.00%
                  (15,028,115 shares outstanding)                $157,258,223
                                                                 ============
------------------
                For Federal tax purposes:
                Aggregate cost .................                 $126,072,914
                                                                 ============
                Gross unrealized appreciation ..                 $ 33,904,847
                Gross unrealized depreciation ..                   (4,147,008)
                                                                 ------------
                Net unrealized appreciation ....                 $ 29,757,839
                                                                 ============

+ Non-income producing security.

                 See accompanying notes to financial statements.

The Gabelli Westwood Balanced Fund
Portfolio of Investments -- September 30, 1999
================================================================================

      Shares                                          Cost         Value
      ------                                          ----         -----
                COMMON STOCKS - 59.9%
                Aerospace - 0.8%
      41,754    Lockheed Martin Corp. ..........  $  1,809,621  $  1,364,834
                                                  ------------  ------------
                Automotive - 0.6%
      26,000    Lear Corp. + ...................       970,451       914,875
                                                  ------------  ------------
                Broadcasting - 2.1%
      59,400    AMFM Inc. + ....................     2,533,272     3,615,975
                                                  ------------  ------------
                Computer Hardware - 3.4%
      31,100    Hewlett-Packard Co. ............     2,153,971     2,861,200
      24,400    International Business Machines
                   Corp. .......................     1,481,612     2,961,550
                                                  ------------  ------------
                                                     3,635,583     5,822,750
                                                  ------------  ------------
                Computer Software and Services - 5.6%
      50,700    Electronic Data Systems Corp. ..     2,858,902     2,683,931
      90,500    Oracle Corp. + .................     2,518,794     4,117,750
     133,000    Sterling Software Inc. + .......     2,860,447     2,660,000
                                                  ------------  ------------
                                                     8,238,143     9,461,681
                                                  ------------  ------------
                Diversified Industrial - 1.8%
      50,100    Alcoa Inc. .....................     1,859,833     3,109,331
                                                  ------------  ------------
                Energy and Utilities - 11.4%
      79,200    Apache Corp. ...................     2,051,651     3,420,450
      42,400    Burlington Resources Inc. ......     1,529,680     1,558,200
     110,000    Conoco Inc., Cl. B .............     2,894,954     3,011,250
      49,538    Devon Energy Corp. .............     2,312,288     2,052,731
      76,900    Florida Progress Corp. .........     2,963,900     3,556,625
     100,800    Reliant Energy Inc. ............     2,472,168     2,727,900
      46,700    Texaco Inc. ....................     2,600,293     2,947,937
                                                  ------------  ------------
                                                    16,824,934    19,275,093
                                                  ------------  ------------
                Entertainment - 3.2%
     106,900    Disney (Walt) Co. ..............     3,094,663     2,766,038
      44,100    Time Warner Inc. ...............     1,724,096     2,679,075
                                                  ------------  ------------
                                                     4,818,759     5,445,113
                                                  ------------  ------------
                Equipment and Supplies - 0.9%
      37,900    Deere & Co. ....................     1,451,491     1,466,256
                                                  ------------  ------------
                Financial Services - 6.6%
      65,644    ABN Amro Holding NV, ADR .......     1,326,037     1,485,195
      31,400    CIGNA Corp. ....................     1,741,516     2,441,350
      66,525    Citigroup Inc. .................     1,968,667     2,927,100
      83,100    Conseco Inc. ...................     2,841,345     1,604,869
      51,000    PNC Bank Corp. .................     2,571,242     2,687,063
                                                  ------------  ------------
                                                    10,448,807    11,145,577
                                                  ------------  ------------
                Food and Beverage - 2.8%
      42,300    Anheuser Busch Companies Inc. ..     2,060,022     2,963,644
      12,700    Great Atlantic & Pacific Tea Co.       460,418       384,969
      82,800    International Home Foods Inc. +.     1,453,531     1,449,000
                                                  ------------  ------------
                                                     3,973,971     4,797,613
                                                  ------------  ------------
                Health Care - 3.1%
      54,000    Pharmacia & Upjohn Inc. ........     2,916,908     2,679,750
      45,600    SmithKline Beecham plc, ADR ....     2,640,191     2,627,700
                                                  ------------  ------------
                                                     5,557,099     5,307,450
                                                  ------------  ------------
                Hotels and Gaming - 0.7%
      55,000    Starwood Hotels & Resorts
                   Worldwide Inc. ..............     2,045,495     1,227,188
                                                  ------------  ------------
                Real Estate Investment Trust - 1.5%
      37,900    Kimco Realty Corp. .............     1,484,160     1,354,925
      36,700    Vornado Realty Trust ...........     1,369,665     1,192,750
                                                  ------------  ------------
                                                     2,853,825     2,547,675
                                                  ------------  ------------
                Retail - 8.0%
      36,200    AnnTaylor Stores Corp. + .......     1,017,793     1,479,675
      64,800    CVS Corp. ......................     2,543,413     2,644,650
      28,100    Federated Department Stores
                   Inc. +                            1,547,530     1,227,619
      65,200    Limited Inc. ...................     2,319,976     2,493,900
      65,600    Safeway Inc. + .................     2,722,081     2,496,900
      50,000    Tiffany & Co. ..................     1,458,872     2,996,875
       9,314    Too Inc. + .....................       135,625       167,070
                                                  ------------  ------------
                                                    11,745,290    13,506,689
                                                  ------------  ------------
                Specialty Chemicals - 1.5%
      71,500    Monsanto Co. ...................     3,415,485     2,551,656
                                                  ------------  ------------
                Telecommunications - 5.2%
      42,300    GTE Corp. ......................     2,128,373     3,251,812
      36,800    MCI Worldcom Inc. + ............     1,399,702     2,645,000
      57,900    SBC Communications Inc. ........     1,979,710     2,956,519
                                                  ------------  ------------
                                                     5,507,785     8,853,331
                                                  ------------  ------------
                Transportation - 0.8%
      38,200    CNF Transportation Inc. ........     1,458,145     1,422,950
                                                  ------------  ------------
                TOTAL COMMON STOCKS ............    89,147,989   101,836,037
                                                  ------------  ------------
  Principal
   Amount
   ------
                ASSET BACKED SECURITIES - 3.0%
 $     7,570    EQCC Home Equity Loan Trust
                  93-3 Cl. A, 5.15%, 09/15/08 ..         7,564         7,362
       8,872    EQCC Home Equity 96-1 Cl. A2,
                  5.82%, 09/15/09 ..............         8,672         8,882
   1,680,000    Ford Motor Credit Auto Loan
                  Master Trust 95-1 Cl. A,
                  6.50%, 08/15/02 ..............     1,690,172     1,686,972
     395,589    GNMA POOL #344946
                  7.00%, 06/15/23 ..............       402,482       391,210
   1,000,000    GS Mortgage Securities Corp. II
                  97-GL Cl. A2D, 6.94%,
                  07/13/30 .....................     1,012,696       984,570
   1,000,000    GS Mortgage Securities Corp. II
                  98-GLII Cl. A2, 6.56%,
                  04/13/31 .....................     1,009,820       946,880
   1,000,000    Premier Auto Trust 1998-1A4,
                  5.70%, 10/06/02 ..............       999,925       992,400
                                                  ------------  ------------
                TOTAL ASSET BACKED SECURITIES ..     5,131,331     5,018,276
                                                  ------------  ------------
                CORPORATE BONDS - 10.1%
                Automotive - 0.3%
                General Motors Acceptance Corp.,
     330,000      8.00%, 10/01/99 ..............       330,000       330,000
     204,569      6.50%, 04/15/02 ..............       205,056       205,165
                                                  ------------  ------------
                                                       535,056       535,165
                                                  ------------  ------------
                Diversified Industrial - 0.8%
   1,455,000    Tyco International Ltd.,
                  6.38%, 06/15/05 ..............     1,447,159     1,404,119
                                                  ------------  ------------
                Energy and Utilities - 0.5%
     785,000    Nipsco Capital Markets Inc.,
                  7.39%, 04/01/04 ..............       813,887       781,154
                                                  ------------  ------------

                 See accompanying notes to financial statements.

The Gabelli Westwood Balanced Fund
Portfolio of Investments (Continued) -- September 30, 1999
================================================================================

  Principal
    Amount                                            Cost          Value
    ------                                            ----          -----
                CORPORATE BONDS (Continued)
                Financial Services - 1.3%
 $ 1,445,000    CIGNA Corp.,
                  8.25%, 01/01/07 ..............   $ 1,530,074   $ 1,489,000
     850,000    Golden State Holdings,
                  7.13%, 08/01/05 ..............       842,286       795,030
                                                  ------------  ------------
                                                     2,372,360     2,284,030
                                                  ------------  ------------
                Real Estate Investment Trusts - 2.0%
   1,835,000    Archstone Communities Trust,
                  7.20%, 03/01/13 ..............     1,760,940     1,674,731
                Kimco Realty Corp.,
   1,500,000      7.46%, 05/29/07 ..............     1,540,331     1,471,980
     275,000      6.96%, 07/16/07 ..............       262,157       261,888
                                                  ------------  ------------
                                                     3,563,428     3,408,599
                                                  ------------  ------------
                Retail - 2.4%
   1,625,000    Neiman Marcus Group Inc.,
                  6.65%, 06/01/08 ..............     1,623,257     1,509,706
   1,720,000    Staples Inc.,
                  7.13%, 08/15/07 ..............     1,744,621     1,673,061
     870,000    Wal-Mart Stores Inc.,
                  7.50%, 05/15/04 ..............       934,482       905,148
                                                  ------------  ------------
                                                     4,302,360     4,087,915
                                                  ------------  ------------
                Telecommunications - 2.0%
   1,785,000    GTE Corp.,
                  6.46%, 04/15/08 ..............     1,810,061     1,737,347
   1,715,000    MCI Worldcom Inc.,
                  6.40%, 08/15/05 ..............     1,666,662     1,675,814
                                                  ------------  ------------
                                                     3,476,723     3,413,161
                                                  ------------  ------------
                Transportation - 0.8%
   1,400,000    Norfolk Southern Corp.,
                  6.95%, 05/01/02 ..............     1,424,615     1,405,397
                                                  ------------  ------------
                TOTAL CORPORATE BONDS ..........    17,935,588    17,319,540
                                                  ------------  ------------
                U.S. GOVERNMENT AGENCY OBLIGATIONS - 5.6%
                Federal Home Loan Bank - 0.9%
                Federal Home Loan Bank,
   1,500,000      5.88%, 09/17/01 ..............     1,497,595     1,494,375
                                                  ------------  ------------
                Federal National Mortgage Association - 4.7%
                Federal National Mortgage Association,
     500,000      4.81%, 12/17/99 ..............       494,405       494,435
   2,595,000      5.63%, 05/14/04 ..............     2,512,882     2,519,903
   2,000,000      5.75%, 06/15/05 ..............     1,945,552     1,934,280
   1,250,000      6.00%, 05/15/08 ..............     1,197,065     1,198,006
   1,000,000      6.50%, 04/29/09 ..............       957,590       958,740
     896,530      6.00%, 05/01/11 ..............       886,604       865,707
                                                  ------------  ------------
                                                     7,994,098     7,971,071
                                                  ------------  ------------
                TOTAL U.S. GOVERNMENT AGENCY
                   OBLIGATIONS .................     9,491,693     9,465,446
                                                  ------------  ------------
                U.S. GOVERNMENT OBLIGATIONS  - 19.4 %
                U.S. Treasury Notes,
   2,845,000      5.88%, 02/15/00 ..............     2,854,205     2,853,890
   4,010,000      6.38%, 05/15/00 ..............     4,025,329     4,037,569
     645,000      7.75%, 02/15/01 ..............       662,143       663,342
   1,575,000      6.63%, 06/30/01 ..............     1,603,295     1,599,609
   1,790,000      5.75%, 06/30/01 ..............     1,798,999     1,792,238
   6,300,000      6.63%, 04/30/02 ..............     6,433,178     6,439,784
   5,250,000      6.38%, 08/15/02 ..............     5,336,215     5,336,955
   3,000,000      6.00%, 08/15/04 ..............     3,001,836     3,030,000
   5,000,000      6.13%, 08/15/07 ..............     4,933,985     5,007,814
   2,120,000      6.00%, 08/15/09 ..............     2,109,249     2,137,225
                                                  ------------  ------------
                TOTAL U.S. GOVERNMENT
                  OBLIGATIONS ..................    32,758,434    32,898,426
                                                  ------------  ------------
                TOTAL INVESTMENTS - 98.1% ......  $154,465,035   166,537,725
                                                  ============
                Other Assets and
                   Liablilities (Net) - 1.9% ...                   3,188,292
                                                                ------------
                NET ASSETS - 100.0%
                  (14,172,501 shares outstanding)               $169,726,017
                                                                ============
------------------
                For Federal tax purposes:
                Aggregate cost .................                $154,805,223
                                                                ============
                Gross unrealized appreciation ..                $ 18,115,871
                Gross unrealized depreciation ..                  (6,383,369)
                                                                ------------
                Net unrealized appreciation ....                $ 11,732,502
                                                                ============

      +     Non-income producing security.
      ADR - American Depositary Receipt.

                 See accompanying notes to financial statements.

The Gabelli Westwood Intermediate Bond Fund
Portfolio of Investments -- September 30, 1999
================================================================================

   Principal
     Amount                                            Cost          Value
     ------                                            ----          -----
                ASSET BACKED SECURITIES - 6.1%
  $   22,709    EQCC Home Equity Loan
                  Trust 93-3 Cl. A,
                  5.15%, 09/15/08 ................  $   22,692     $   22,086
     100,000    Ford Motor Credit Auto Loan
                  Master Trust 95-1 Cl. A,
                  6.50%, 08/15/02 ................      99,901        100,415
      34,969    GMAC Grantor Trust 97-A Cl. A,
                  6.50%, 04/15/02 ................      35,052         35,071
     225,000    GS Mortgage Securities Corp. II
                  97-GL Cl. A2D,
                  6.94%, 07/13/30 ................     231,987        221,528
                                                    ----------     ----------
                TOTAL ASSET BACKED SECURITIES ....     389,632        379,100
                                                    ----------     ----------
                CORPORATE BONDS - 28.9%
                Diversified Industrial - 2.3%
     150,000    Tyco International Ltd.,
                  6.38%, 06/15/05 ................     154,895        144,755
                                                    ----------     ----------
                Energy and Utilities - 1.5%
      50,000    Forman Petroleum Corp.,
                  13.50%, 06/01/04 (a) + .........      50,551         16,000
      75,610    Niagara Mohawk Power Corp.,
                  7.38%, 07/01/03 ................      76,996         75,919
                                                    ----------     ----------
                                                       127,547         91,919
                                                    ----------     ----------
                Financial Services - 9.7%
     100,000    CIGNA Corp.,
                  8.25%, 01/01/07 ................     104,560        103,045
     150,000    Conseco Finance Trust III Inc.,
                  8.80%, 04/01/27 ................     152,576        132,170
     150,000    Golden State Holdings,
                  7.13%, 08/01/05 ................     149,493        140,299
     200,000    International Bank for
                  Reconstruction & Development,
                  8.63%, 10/15/16 ................     259,771        228,134
                                                    ----------     ----------
                                                       666,400        603,648
                                                    ----------     ----------
                Real Estate Investment Trusts - 3.4%
     150,000    Archstone Communities Trust,
                  7.20%, 03/01/13 ................     144,354        136,899
      75,000    Kimco Realty Corp.,
                  7.46%, 05/29/07 ................      77,881         73,599
                                                    ----------     ----------
                                                       222,235        210,498
                                                    ----------     ----------
                Retail - 7.9%
     120,000    Neiman Marcus Group Inc.,
                  6.65%, 06/01/08 ...............     119,871        111,486
     175,000    Staples Inc.,
                  7.13%, 08/15/07 ...............     174,706        170,224
     200,000    Wal-Mart Stores Inc.,
                  7.50%, 05/15/04 ...............     218,619        208,080
                                                    ----------     ----------
                                                       513,196        489,790
                                                    ----------     ----------
                Specialty Chemicals - 0.8%
      50,000    du Pont de Nemours (E.I.) and Co.,
                  9.15%, 04/15/00 ............      50,592         50,892
                                                    ----------     ----------
                Telecommunications - 3.3%
      50,000    GTE Corp.,
                  6.46%, 04/15/08 ...............      50,702         48,665
     160,000    MCI Worldcom Inc.,
                  6.40%, 08/15/05 ...............     155,490        156,344
                                                    ----------     ----------
                                                       206,192        205,009
                                                    ----------     ----------
                TOTAL CORPORATE BONDS ............  $1,941,057     $1,796,511
                                                    ----------     ----------
                U.S. GOVERNMENT AGENCY
                  OBLIGATIONS - 15.0%
                Federal Home Loan Bank - 4.4%
     275,000    Federal Home Loan Bank,
                  5.88%, 09/17/01 ................     274,560        273,969
                                                    ----------     ----------
                Freddie Mac - 3.7%
     225,000    Federal Home Loan Mortgage Corp.,
                  7.10%, 04/10/07 ................     236,918        231,797
                                                    ----------     ----------
                Federal National Mortgage Association - 6.9%
     135,686    FNMA, Pool #344800,
                  6.00%, 05/01/11 ................     134,184        131,021
     300,000    FNMA, Discount Note, 10/15/99 ....     299,410        299,410
                                                    ----------     ----------
                                                       433,594        430,431
                                                    ----------     ----------
                TOTAL U.S. GOVERNMENT AGENCY
                   OBLIGATIONS ...................     945,072        936,197
                                                    ----------     ----------
                U.S. GOVERNMENT OBLIGATIONS - 48.2%
                U.S. Treasury Bonds - 18.5%
                U.S. Treasury Bonds,
      70,000      7.25%, 05/15/16 ................      78,568         75,687
   1,010,000      6.13%, 11/15/27 ................   1,045,995        981,594
     100,000      5.50%, 08/15/28 ................     100,917         89,531
                                                    ----------     ----------
                                                     1,225,480      1,146,812
                                                    ----------     ----------
                U.S. Treasury Notes - 29.7%
                U.S. Treasury Notes,
     250,000      5.88%, 02/15/00 ................     250,688        250,781
     175,000      5.75%, 11/15/00 ................     177,806        175,602
     680,000      6.25%, 06/30/02 ................     698,656        689,138
     445,000      6.25%, 02/15/03 ................     458,737        450,980
     100,000      5.50%, 05/31/03 ................     102,944         99,000
     100,000      5.25%, 05/15/04 ................      98,277         97,750
      80,000      6.00%, 08/15/09 ................      79,690         80,650
                                                    ----------     ----------
                                                     1,866,798      1,843,901
                                                    ----------     ----------
                TOTAL U.S. GOVERNMENT
                   OBLIGATIONS ...................   3,092,278      2,990,713
                                                    ----------     ----------
      Shares
      ------
                WARRANTS - 0.0%
                Energy and Utilities - 0.0%
          50    Forman Petroleum Corp.,
                  13.50%, 06/01/04 +(a) ..........           1              1
                                                    ----------     ----------
                TOTAL INVESTMENTS - 98.2% ........  $6,368,040      6,102,522
                                                    ==========
                Other Assets and
                   Liabilities (Net) - 1.8% ......                    111,446
                                                                   ----------
                NET ASSETS - 100.0%
                  (621,770 shares outstanding) ...                 $6,213,968
                                                                   ==========
-------------
                For Federal tax purposes:
                Aggregate cost ...................                 $6,370,970
                                                                   ==========
                Gross unrealized appreciation ....                 $    2,738
                Gross unrealized depreciation ....                   (271,186)
                                                                   ----------
                Net unrealized depreciation ......                 $ (268,448)
                                                                   ==========
(a) Security fair valued as determined by the Board of Trustees.
+   Non-income producing security.

                 See accompanying notes to financial statements.

The Gabelli Westwood SmallCap Equity Fund
Portfolio of Investments -- September 30, 1999
================================================================================

      Shares                                           Cost          Value
      ------                                           ----          -----
                COMMON STOCKS - 94.4%
                Automotive: Parts and Accessories - 2.0%
      16,500    Dura Automotive Systems Inc. + ..  $   452,975    $   397,031
                                                   -----------    -----------
                Business Services - 9.4%
      10,600    NCO Group Inc. + ................      385,240        498,200
      12,900    Profit Recovery Group
                  International Inc. + ..........      287,778        575,663
      21,800    Whittman-Hart Inc. + ............      516,399        845,431
                                                   -----------    -----------
                                                     1,189,417      1,919,294
                                                   -----------    -----------
                Communications Equipment - 6.2%
      13,800    Antec Corp. + ...................      361,407        733,125
      12,650    Dycom Industries Inc. + .........      396,979        533,672
                                                   -----------    -----------
                                                       758,386      1,266,797
                                                   -----------    -----------
                Computer Software and Services - 15.4%
       8,400    AppNet Inc. + ...................      154,664        229,950
       7,000    Business Objects SA, ADR + ......      295,746        413,000
      12,900    CBT Group plc, ADR + ............      296,335        317,662
      21,000    Deltek Systems Inc. + ...........      286,351        343,875
      14,700    Digital River Inc. + ............      323,827        319,725
      12,300    Fundtech Ltd. + .................      263,950        274,444
       7,300    Kronos Inc. + ...................      194,624        267,819
       4,900    Micromuse Inc. + ................      150,958        314,825
       5,000    Pegasus Systems Inc. + ..........      175,021        187,500
       6,000    Stamps.com Inc. + ...............      198,594        208,500
       3,800    Verity Inc. + ...................       65,986        261,487
                                                   -----------    -----------
                                                     2,406,056      3,138,787
                                                   -----------    -----------
                Electronics - 14.3%
       4,800    Applied Micro Circuits Corp. + ..       55,494        273,600
      10,300    Brooks Automation Inc. + ........      211,386        180,894
       8,700    Credence Systems Corp. + ........      346,277        390,412
      14,200    Galileo Technology Ltd. + .......      228,302        355,000
       7,300    Lam Research Corp. + ............      190,440        445,300
       6,500    PRI Automation Inc. + ...........      219,381        234,812
      18,600    S3 Inc. + .......................      211,970        194,138
       9,200    Semtech Corp. + .................      138,518        336,950
       5,950    TranSwitch Corp. + ..............       84,891        339,150
       2,600    TriQuint Semiconductor Inc. + ...       54,479        148,688
                                                   -----------    -----------
                                                     1,741,138      2,898,944
                                                   -----------    -----------
                Energy and Utilities - 5.4%
      15,276    Devon Energy Corp. ..............      437,484        632,999
      18,100    Gulf Indonesia Resources Ltd. + .      166,880        182,131
       9,400    Piedmont Natural Gas Co. ........      311,653        284,938
                                                   -----------    -----------
                                                       916,017      1,100,068
                                                   -----------    -----------
                Entertainment - 3.7%
      24,700    Cinar Films Inc. + ..............      530,547        747,175
                                                   -----------    -----------
                Equipment and Supplies - 1.0%
       9,700    Mobile Mini Inc. + ..............      134,431        212,187
                                                   -----------    -----------
                Financial Services - 2.3%
       7,800    Investment Technology Group Inc.       210,596        179,400
      16,400    Southwest Bancorp of Texas Inc. +      294,924        285,975
                                                   -----------    -----------
                                                       505,520        465,375
                                                   -----------    -----------
                Food and Beverage - 5.4%
      19,500    CEC Entertainment Inc. + ........      310,974        699,563
      16,300    Foodmaker Inc. + ................      400,430        406,481
                                                   -----------    -----------
                                                       711,404      1,106,044
                                                   -----------    -----------
                Health Care - 17.7%
       5,400    Advance Paradigm Inc. + .........      276,880        295,650
      11,700    Cephalon Inc. + .................      194,824        210,234
      11,900    Cytyc Corp. + ...................      183,846        460,381
      11,900    InfoCure Corp. + ................      255,250        224,613
       9,900    King Pharmaceuticals Inc. + .....      214,026        346,500
       9,700    MedQuist Inc. + .................      314,988        324,344
       5,800    MiniMed Inc. + ..................      242,897        569,850
       8,000    Protein Design Labs Inc. ........      214,864        289,000
       6,800    Wesley Jessen VisionCare Inc. + .      181,554        212,075
      11,750    Xomed Surgical Products Inc. + ..      488,610        669,750
                                                   -----------    -----------
                                                     2,567,739      3,602,397
                                                   -----------    -----------
                Metals and Mining - 0.6%
       4,600    Stillwater Mining Co. + .........      122,161        123,625
                                                   -----------    -----------
                Real Estate Investment Trusts - 1.7%
      10,600    Bedford Property Investors Inc. .      186,303        178,875
       6,000    Urban Shopping Centers Inc. .....      193,507        174,000
                                                   -----------    -----------
                                                       379,810        352,875
                                                   -----------    -----------
                Retail - 9.3%
      19,700    Ames Department Stores Inc. + ...      537,876        627,938
      10,100    AnnTaylor Stores Corp. + ........      294,430        412,837
       9,500    Chico's FAS Inc. + ..............      221,222        258,875
       7,600    Children's Place Retail Stores
                   Inc. + .......................      223,503        202,350
       8,150    Cost Plus Inc. + ................      216,470        395,275
                                                   -----------    -----------
                                                     1,493,501      1,897,275
                                                   -----------    -----------

                TOTAL COMMON STOCKS .............   13,909,102     19,227,874
                                                   -----------    -----------

                TOTAL INVESTMENTS - 94.4% .......  $13,909,102     19,227,874
                                                   ===========

                Other Assets and
                   Liabilities (Net) - 5.6% .....                   1,133,193
                                                                  -----------

                NET ASSETS - 100.0%
                  (1,145,664 shares outstanding)                  $20,361,067
                                                                  ===========
-----------------
                For Federal tax purposes:
                Aggregate cost ..................                 $13,915,954
                                                                  ===========
                Gross unrealized appreciation ...                 $ 5,565,876
                Gross unrealized depreciation ...                    (253,956)
                                                                  -----------
                Net unrealized appreciation .....                 $ 5,311,920
                                                                  ===========

+      Non-income producing security.
ADR -  American Depositary Receipt.

                 See accompanying notes to financial statements.

The Gabelli Westwood Realty Fund
Portfolio of Investments -- September 30, 1999
================================================================================

      Shares                                           Cost          Value
      ------                                           ----          -----
                COMMON STOCKS - 98.4%
                Real Estate Investment Trusts - 98.4%
                Apartments - 19.1%
       1,500    Apartment Investment &
                  Management Co., Cl. A ..........  $   54,854     $   57,375
       2,700    Archstone Communities Trust ......      59,965         52,144
       1,900    Avalon Bay Communities Inc. ......      71,298         64,362
       1,100    BRE Properties Inc., Cl. A .......      27,827         26,331
         700    Camden Property Trust ............      18,299         18,812
       1,700    Equity Residential Properties
                  Trust ..........................      83,097         72,038
         500    Essex Property Trust Inc. ........      15,241         17,469
         800    Post Properties Inc. .............      29,717         31,450
                                                    ----------     ----------
                                                       360,298        339,981
                                                    ----------     ----------
                Diversified Property - 17.1%
       1,400    Bedford Property Investors Inc. ..      26,280         23,625
       2,800    Catellus Developement Corp. + ....      46,655         32,900
       1,000    Colonial Properties Trust ........      29,014         26,750
       1,900    Crescent Real Estate Equities Co.       54,035         34,200
       3,166    Duke Realty Investments Inc. .....      73,464         61,737
       1,300    Liberty Property Trust ...........      30,958         29,494
       2,000    Meditrust Corp. ..................      26,146         17,000
         800    Spieker Properties Inc. ..........      30,435         27,750
       1,600    Vornado Realty Trust .............      66,926         52,000
                                                    ----------     ----------
                                                       383,913        305,456
                                                    ----------     ----------
                Financial Services - 2.1%
       1,600    Franchise Finance Corp. ..........      36,411         37,400
                                                    ----------     ----------
                Health Care - 3.0%
       1,700    Health Care REIT Inc. ............      43,582         34,000
       1,000    Healthcare Realty Trust Inc. .....      22,426         18,688
                                                    ----------     ----------
                                                        66,008         52,688
                                                    ----------     ----------
                Hotels - 6.5%
         800    FelCor Lodging Trust Inc. ........      23,592         14,000
       3,700    Host Marriott Corp. ..............      43,563         35,150
       2,225    Meristar Hospitality Corp. .......      56,926         33,931
       1,500    Starwood Hotels & Resorts
                  Worldwide Inc. .................      52,549         33,469
                                                    ----------     ----------
                                                       176,630        116,550
                                                    ----------     ----------
                Industrial Property - 6.4%
         800    CenterPoint Properties Trust .....      27,494         26,450
       1,600    First Industrial Realty Trust Inc.      49,830         39,600
       2,600    ProLogis Trust ...................      58,900         49,075
                                                    ----------     ----------
                                                       136,224        115,125
                                                    ----------     ----------
                Manufactured Homes - 1.6%
       1,200    Manufactured Home
                  Communities Inc. ...............      30,794         28,050
                                                    ----------     ----------
                Office Property - 18.4%
         500    Alexandria Real Estate Equities
                  Inc. ...........................      14,340         14,719
       1,700    Arden Realty Inc. ................      44,268         36,975
       1,700    Boston Properties Inc. ...........      56,518         52,169
       1,400    Brandywine Realty Trust ..........      27,001         22,750
       3,784    Equity Office Properties Trust ...     109,064         87,978
       1,500    Highwoods Properties Inc. ........      46,775         38,812
       1,400    Mack-Cali Realty Corp. ...........      42,033         37,537
       1,800    SL Green Realty Corp. ............      45,699         36,900
                                                    ----------     ----------
                                                       385,698        327,840
                                                    ----------     ----------
                Public Storage - 4.7%
       2,600    Public Storage Inc. ..............      77,961         65,488
         800    Sovran Self Storage Inc. .........      19,484         18,200
                                                    ----------     ----------
                                                        97,445         83,688
                                                    ----------     ----------
                Shopping Centers - 19.5%
       1,700    Burnham Pacific Properties Inc. ..      23,009         17,956
       2,600    Developers Diversified Realty
                  Corp. ..........................      50,164         36,400
       1,200    General Growth Properties Inc. ...      43,926         37,800
       1,750    JDN Realty Corp. .................      37,695         35,875
       1,500    Kimco Realty Corp. ...............      53,945         53,625
         800    Macerich Co. .....................      21,927         18,500
       1,900    Mills Corp. ......................      45,914         33,844
       1,500    Regency Realty Corp. .............      33,665         31,500
       2,800    Simon Property Group Inc. ........      86,492         62,825
         700    Urban Shopping Centers Inc. ......      22,359         20,300
                                                    ----------     ----------
                                                       419,096        348,625
                                                    ----------     ----------

                TOTAL COMMON STOCKS ..............   2,092,517      1,755,403
                                                    ----------     ----------

                TOTAL INVESTMENTS - 98.4% ........  $2,092,517      1,755,403
                                                    ==========

                Other Assets and
                  Liabilities (Net) - 1.6% .......                     28,458
                                                                   ----------


                NET ASSETS - 100.0%
                  (234,374 shares outstanding) ...                 $1,783,861
                                                                   ==========
----------------

                For Federal tax purposes:
                Aggregate cost ...................                 $2,094,626
                                                                   ==========
                Gross unrealized appreciation ....                 $    8,363
                Gross unrealized depreciation ....                   (347,586)
                                                                   ----------
                Net unrealized depreciation ......                 $ (339,223)
                                                                   ==========
+      Non-income producing security.
ADR -  American Depositary Receipt.

                 See accompanying notes to financial statements.

The Gabelli Westwood Mighty Mites(SM) Fund
Portfolio of Investments -- September 30, 1999
================================================================================

      Shares                                          Cost           Value
      ------                                          ----           -----
                COMMON STOCKS - 85.6%
                Aviation: Parts and Services - 1.6%
      12,000    Aviall Inc. + ...................  $   179,412    $   123,000
       3,500    Kaman Corp., Cl. A ..............       60,690         44,625
                                                   -----------    -----------
                                                       240,102        167,625
                                                   -----------    -----------
                Broadcasting - 4.1%
      12,600    Granite Broadcasting Corp. + ....       90,155        140,175
       7,200    Gray Communications
                  Systems Inc., Cl. B ...........       95,972        103,500
       7,000    Salem Communications Corp.,
                  Cl. A + .......................      163,250        178,500
                                                   -----------    -----------
                                                       349,377        422,175
                                                   -----------    -----------
                Building and Construction - 0.5%
          10    Boston Sand & Gravel Co. + ......        3,600          3,520
       7,000    Nobility Homes Inc. .............       51,625         51,625
                                                   -----------    -----------
                                                        55,225         55,145
                                                   -----------    -----------
                Business Services - 4.1%
       4,000    Berlitz International Inc. + ....       73,825         84,250
       2,000    Lady Baltimore Foods, Cl. A + ...      122,125        123,500
       6,500    Learning Tree International
                  Inc. + ........................       78,125        107,656
       6,000    Nashua Corp. + ..................       86,958         53,250
       2,200    Temco Service Industries Inc. + .       53,450         49,775
                                                   -----------    -----------
                                                       414,483        418,431
                                                   -----------    -----------
                Cable - 1.6%
      13,500    Mercom Inc. + ...................      153,360        162,000
                                                   -----------    -----------
                Communications Equipment - 1.7%
      15,000    Allen Telecom Inc. + ............       90,375        146,250
       6,000    Telesoft Corp. + ................       32,287         25,500
       1,000    Williams Controls Inc. + ........        2,625          2,469
                                                   -----------    -----------
                                                       125,287        174,219
                                                   -----------    -----------
                Computer Software and Services - 2.4%
      25,000    Oak Technology Inc. + ...........       90,250        111,719
       3,500    Transaction Network Services
                  Inc. + ........................      102,256        137,375
                                                   -----------    -----------
                                                       192,506        249,094
                                                   -----------    -----------
                Consumer Products - 2.0%
       1,000    Acorn Products Inc. + ...........        4,125          3,031
       1,000    Adams Golf Inc. + ...............        7,313          3,063
       8,000    General Cigar Holdings Inc.,
                  Cl. A + .......................       70,525         54,000
       2,000    General Housewares Corp. ........       26,743         56,125
       1,000    National Presto Industries Inc. .       39,456         38,625
      15,700    Weider Nutrition International
                  Inc. ..........................       82,385         50,044
                                                   -----------    -----------
                                                       230,547        204,888
                                                   -----------    -----------
                Consumer Services - 0.7%
      13,800    Bowlin Outdoor Advertising &
                  Travel Centers Inc. + .........       94,628         72,450
                                                   -----------    -----------
                Diversified Industrial - 3.4%
       3,600    Kreisler Manufacturing Corp. + ..       17,675         29,700
       3,200    Matthews International Corp.,
                  Cl. A .........................       89,518         96,400
      17,000    PubliCard Inc. + ................       28,775        144,500
       3,200    Vallen Corp. + ..................       58,175         46,400
       3,000    WHX Corp. + .....................       38,406         30,000
                                                   -----------    -----------
                                                       232,549        347,000
                                                   -----------    -----------
                Energy and Utilities - 16.4%
       3,000    Artesian Resources Corp. ........       69,031         75,000
       6,000    Bangor Hydro-Electric Co. .......       90,613         99,000
       5,500    Cascade Natural Gas Corp. .......       97,419         98,312
         500    Connecticut Water Services Inc. .       15,500         14,750
       3,000    Delta Natural Gas Co. Inc. ......       53,675         43,875
       2,000    Dominguez Services Corp. ........       61,330         56,125
      10,000    El Paso Electric Co. + ..........       83,536         90,000
       4,000    Fall River Gas Co. ..............       64,450         83,750
       7,500    Florida Public Utilities Co. ....      113,048        137,812
      10,000    Home-Stake Oil & Gas Co. ........       52,531         44,375
       5,000    Maine Public Service Co. ........       90,056         90,000
       3,300    Pennichuck Corp. ................       73,850         80,025
       2,500    Petroleum Geo-Services ASA + ....       38,225         47,656
       1,000    Piedmont Natural Gas Co. ........       33,237         30,312
       5,000    Providence Energy Corp. .........      108,781        138,750
       4,500    SEMCO Energy Inc. ...............       69,187         62,719
       1,900    SJW Corp. .......................      121,745        171,712
       3,500    St. Joseph Light & Power Co. ....       65,244         72,187
       4,300    Unitil Corp. ....................      103,521        104,544
       9,500    Valley Resources Inc. ...........      122,013        129,437
                                                   -----------    -----------
                                                     1,526,992      1,670,341
                                                   -----------    -----------
                Entertainment - 4.3%
       4,000    Bowl America Inc., Cl. A ........       28,325         27,500
       3,506    Fair Grounds Corp. + ............      100,656        125,559
       2,000    Fisher Companies Inc. ...........      136,870        119,000
       3,000    GC Companies + ..................       97,650         90,000
       6,000    LodgeNet Entertainment Corp. ....       66,151         78,000
                                                   -----------    -----------
                                                       429,652        440,059
                                                   -----------    -----------
                Equipment and Supplies - 3.5%
       7,000    Avalon Holdings Corp., Cl. A + ..       46,881         39,375
      20,000    Core Materials Corp. ............       61,000         37,500
       4,500    Eastern Co. .....................       76,419         73,688
       6,700    Fiberstars Inc. + ...............       33,800         29,312
      11,000    Raytech Corp. + .................       49,444         44,000
       9,000    SL Industries Inc. ..............      113,012        128,250
                                                   -----------    -----------
                                                       380,556        352,125
                                                   -----------    -----------
                Financial Services - 8.0%
         600    Berkshire Bancorp Inc. ..........       21,900         22,800
       3,000    Boston Private Financial
                  Holdings Inc. + ...............       24,062         26,813
       7,000    Crazy Woman Creek Bancorp Inc. ..       98,212         85,095
       3,800    Creditrust Corp. + ..............       97,313         85,263
       1,000    Danielson Holding Corp. + .......        5,050          6,000
       5,900    Doral Financial Corp. ...........       99,921         78,912
       6,000    East West Bancorp Inc. ..........       61,375         71,250
       1,700    First Mariner Bancorp Inc. + ....       19,431         16,787
       6,000    NMBT Corp. ......................      104,513         90,000
       3,600    Reliance Bancorp Inc. ...........       98,219        135,450
       5,500    Roslyn Bancorp Inc. .............       98,825         98,313
       6,452    State Bancorp Inc. ..............      111,313         97,183
                                                   -----------    -----------
                                                       840,134        813,866
                                                   -----------    -----------

                 See accompanying notes to financial statements.

The Gabelli Westwood Mighty Mites(SM) Fund
Portfolio of Investments (Continued) -- September 30, 1999
================================================================================

      Shares                                           Cost          Value
      ------                                           ----          -----
                COMMON STOCKS (Continued)
                Food and Beverage - 3.8%
       7,000    Celestial Seasonings Inc. + .....  $   131,899    $   134,750
       6,800    Horizon Organic Holding Corp. + .       93,263         75,650
       4,500    ICH Corp. + .....................       62,800         56,531
       1,000    Sterling Sugars Inc. + ..........        7,625          7,125
      12,500    Twinlab Corp. + .................      108,668        110,938
                                                   -----------    -----------
                                                       404,255        384,994
                                                   -----------    -----------
                Health Care - 3.5%
       7,500    Biosource International Inc. + ..       30,219         30,469
       9,500    Hanger Orthopedic Group Inc. + ..      134,406        137,750
       1,200    Inamed Corp. + ..................       13,200         35,400
       4,000    Matrix Pharmaceutical Inc. + ....       12,125         22,750
      11,100    Span-America Medical Systems Inc.       59,175         38,850
       6,500    Young Innovations Inc. + ........       85,313         90,187
                                                   -----------    -----------
                                                       334,438        355,406
                                                   -----------    -----------
                Home and Office Furnishings - 1.3%
       7,500    Mity-Lite Inc. + ................       82,438        135,000
                                                   -----------    -----------
                Publishing - 0.2%
       6,000    Individual Investor Group Inc. +        21,290         19,500
                                                   -----------    -----------
                Real Estate - 2.2%
       2,500    Blue Ridge Real Estate Co. + ....       28,650         23,750
       1,500    Bresler & Reiner Inc. + .........       43,725         42,000
          51    Case Pomeroy & Co. Inc., Cl. B ..       64,525         51,510
       5,500    Gyrodyne Company Of America
                  Inc. + ........................       95,700        110,344
                                                   -----------    -----------
                                                       232,600        227,604
                                                   -----------    -----------
                Retail - 5.1%
       2,000    Barnett Inc. + ..................       18,375         18,375
       1,053    Bozzuto's Inc. + ................       42,120         39,224
       3,500    First Cash Financial Services
                  Inc. + ........................       36,081         38,500
       5,000    Lillian Vernon Corp. ............       77,750         62,500
       4,000    Marsh Supermarkets Inc. .........       63,662         63,750
      42,000    Scheib (Earl) Inc. + ............      231,225        115,500
       5,500    Schultz Sav-O Stores Inc. .......       87,875         86,625
       3,000    Star Struck Ltd. + ..............       11,400         13,875
       6,300    Village Super Market Inc.,
                  Cl. A + .......................       91,063         85,838
                                                   -----------    -----------
                                                       659,551        524,187
                                                   -----------    -----------
                Specialty Chemicals - 3.5%
      14,000    Material Sciences Corp. + .......      136,481        186,375
       5,600    Sybron Chemicals Inc. + .........       90,674         85,400
       8,000    Tetra Technologies Inc. + .......       76,463         81,500
                                                   -----------    -----------
                                                       303,618        353,275
                                                   -----------    -----------
                Telecommunications - 7.4%
       2,000    Conestoga Enterprises Inc. ......       40,000         40,125
       2,250    CoreComm Ltd. + .................       16,935         74,109
       5,500    Electric Lightwave Inc., Cl. A +        82,750         72,875
       7,000    GST Telecommunications Inc.+ ....       97,750         49,219
          50    Horizon Telecom Inc. + ..........       22,750         22,750
       7,000    Hyperion Telecommunications
                  Inc., Cl. A + .................       96,812        173,688
         500    Lexcom Telephone Co. ............       20,000         20,000
       1,192    New Ulm Telecom Inc. + ..........       38,740         28,608
       3,900    Shenandoah Telecommunications
                  Co. ...........................       90,869         85,800
       9,000    Startec Global Communications
                  Corp. + .......................       75,685        123,750
       2,000    Viatel Inc. + ...................       26,000         59,125
                                                   -----------    -----------
                                                       608,291        750,049
                                                   -----------    -----------
                Textiles - 0.2%
      20,000    Carlyle Industries Inc. + .......       20,350         16,250
                                                   -----------    -----------
                Transportation - 0.6%
       5,500    International Shipholding Corp. +       76,725         62,562
                                                   -----------    -----------
                Wireless Communications - 3.5%
      15,000    Leap Wireless International
                  Inc. + ........................       90,000        352,500
                                                   -----------    -----------

                TOTAL COMMON STOCKS .............    8,098,954      8,730,745
                                                   -----------    -----------
   Principal
    Amount
    ------
                U.S. GOVERNMENT OBLIGATIONS - 10.7%
$  1,100,000    U.S. Treasury Bills,
                  4.56% to 4.79% ++,
                  due 10/07/99 to 12/02/99 ......    1,094,548      1,094,510
                                                   -----------    -----------

                TOTAL INVESTMENTS - 96.3% .......  $ 9,193,502      9,825,255
                                                   ===========

                Other Assets and
                  Liabilities (Net) - 3.7% ......                     380,119
                                                                  -----------

                NET ASSETS - 100.0%
                  (790,520 shares outstanding) ..                 $10,205,374
                                                                  ===========
----------------
                For Federal tax purposes:
                Aggregate cost ..................                 $ 9,195,096
                                                                  ===========
                Gross unrealized appreciation ...                 $ 1,329,457
                Gross unrealized depreciation ...                    (699,298)
                                                                  -----------
                Net unrealized appreciation .....                 $   630,159
                                                                  ===========

+  Non-income producing security.
++ Represents annualized yield at date of purchase.

                 See accompanying notes to financial statements.

The Gabelli Westwood Funds
Statement of Assets and Liabilities
September 30, 1999
================================================================================

                                                                                                                           Mighty
                                                 Equity          Balanced     Intermediate    SmallCap      Realty        Mites(SM)
                                                  Fund             Fund        Bond Fund     Equity Fund     Fund           Fund
                                               ------------    ------------   ------------   -----------   ----------    -----------
Assets:
    Investments, at value
        (Cost $125,718,196, $154,465,035,
        $6,368,040, $13,909,102, $2,092,517
        and $9,193,502, respectively) ........ $155,830,753    $166,537,725    $6,102,522    $19,227,874   $1,755,403    $ 9,825,255
    Cash .....................................   22,667,585       3,108,378        42,053        357,027           --            515
    Dividends and interest receivable ........      166,035       1,108,543       103,326          7,273       13,330          8,921
    Receivable for Fund shares sold ..........       98,298         424,718            --        146,761           30         54,700
    Receivable for investments sold ..........    3,587,009         264,857            --        804,212       98,866        386,296
    Receivable from advisor ..................           --              --            --             --        1,096             --
    Deferred organizational expense ..........           --              --            --          6,329        5,303         34,310
                                               ------------    ------------    ----------    -----------   ----------    -----------
        Total Assets .........................  182,349,680     171,444,221     6,247,901     20,549,476    1,874,028     10,309,997
                                               ------------    ------------    ----------    -----------   ----------    -----------
Liabilities:
    Payable to custodian .....................           --              --            --             --       37,013             --
    Dividends payable ........................           --              --         1,816             --           --             --
    Payable for Fund shares redeemed .........   24,800,904         291,916            --             --           --             --
    Payable for investments purchased ........           --       1,213,666            --        131,712       35,000         77,330
    Payable for investment advisory fees .....      154,229         106,354         5,003         34,307           --          2,697
    Payable for distribution fees ............       39,029          37,429         1,272          4,056          389          2,074
    Other accrued expenses ...................       97,295          68,839        25,842         18,334       17,765         22,522
                                               ------------    ------------    ----------    -----------   ----------    -----------
        Total Liabilities ....................   25,091,457       1,718,204        33,933        188,409       90,167        104,623
                                               ------------    ------------    ----------    -----------   ----------    -----------
        Net Assets ........................... $157,258,223    $169,726,017    $6,213,968    $20,361,067   $1,783,861    $10,205,374
                                               ============    ============    ==========    ===========   ==========    ===========
Net Assets consist of:
    Share of beneficial interest, at par value $     15,028    $     14,173    $      622    $     1,146   $      234    $       791
    Additional paid-in capital ...............  112,302,538     148,232,884     6,850,866     14,394,808    2,345,080      8,343,270
    Accumulated net investment income ........      304,988          28,797            --             --           --         60,257
    Accumulated (distributions in excess of)
        net realized gain on investments .....   14,523,112       9,377,473      (372,002)       646,341     (224,339)     1,169,303
    Net unrealized appreciation (depreciation)
        on investments .......................   30,112,557      12,072,690      (265,518)     5,318,772     (337,114)       631,753
                                               ------------    ------------    ----------    -----------   ----------    -----------
        Total Net Assets ..................... $157,258,223    $169,726,017    $6,213,968    $20,361,067   $1,783,861    $10,205,374
                                               ============    ============    ==========    ===========   ==========    ===========
Shares of Beneficial Interest:
    Retail Class:
    Shares of beneficial interest
        outstanding ($0.001 par value) .......   14,815,730      13,387,989       621,770      1,145,664      234,374        790,520
                                               ============    ============    ==========    ===========   ==========    ===========
    Net Asset Value, offering and redemption
        price per share ......................       $10.46          $11.98         $9.99         $17.77        $7.61         $12.91
                                                     ======          ======         =====         ======        =====         ======
    Service Class:
    Shares of beneficial interest
         outstanding ($0.001 par value) ......      212,385         784,512
                                                    =======         =======
    Net Asset Value, offering and redemption
        price per share ......................       $10.46          $11.95
                                                     ======          ======
    Maximum sales charge .....................         4.00%           4.00%
                                                     ======          ======
    Maximum offering price per share
        (NAV / 0.96, based on maximum
        sales charge of 4.00% of the
        offering price at September 30, 1999)        $10.90          $12.45
                                                     ======          ======

                 See accompanying notes to financial statements.

The Gabelli Westwood Funds
Statement of Operations
For the Year Ended September 30, 1999
================================================================================

                                                                                                                          Mighty
                                                Equity         Balanced    Intermediate    SmallCap        Realty        Mites(SM)
                                                 Fund            Fund       Bond Fund     Equity Fund       Fund           Fund
                                              -----------    -----------   ------------   -----------    -----------    -----------
Investment Income:
    Dividends .............................   $ 3,228,944    $ 1,729,222    $       --    $    98,442    $   112,015    $    78,336
    Interest ..............................       287,468      3,620,898       415,387             --             --         70,979
                                              -----------    -----------    ----------    -----------    -----------    -----------
        Total Investment Income ...........     3,516,412      5,350,120       415,387         98,442        112,015        149,315
                                              -----------    -----------    ----------    -----------    -----------    -----------
Expenses:
    Investment advisory fees ..............     1,920,350      1,247,960        42,858        159,566         19,298         77,008
    Distribution fees -- Retail Class .....       475,152        388,540        17,817         39,853          4,810         19,261
    Distribution fees -- Service Class ....        12,096         54,878            --             --             --             --
    Legal and audit fees ..................        48,796         41,604        17,255         20,545         18,888         23,871
    Custodian fees ........................        93,027         82,720         9,140         20,104          8,259         14,852
    Shareholder services fees .............       117,360         67,255        10,166         15,462          3,452         17,340
    Registration fees .....................        30,555         28,644        13,721         10,306         10,281         11,083
    Shareholder report expenses ...........        57,161         33,514         1,544          2,475            974          1,903
    Organizational expenses ...............            --             --            --          2,515          1,767          9,497
    Miscellaneous expenses ................       119,560         82,103         4,266          4,420          3,071          3,940
                                              -----------    -----------    ----------    -----------    -----------    -----------
        Total Expenses ....................     2,874,057      2,027,218       116,767        275,246         70,800        178,755
                                              -----------    -----------    ----------    -----------    -----------    -----------
    Less:
        Expense reimbursements ............            --             --       (41,731)       (16,004)       (39,976)      (100,915)
        Custodian fee credits .............       (89,306)       (81,771)       (3,608)       (20,104)        (1,944)          (826)
                                              -----------    -----------    ----------    -----------    -----------    -----------
        Total Net Expenses ................     2,784,751      1,945,447        71,428        239,138         28,880         77,014
                                              -----------    -----------    ----------    -----------    -----------    -----------
Net Investment Income (Loss) ..............       731,661      3,404,673       343,959       (140,696)        83,135         72,301
                                              -----------    -----------    ----------    -----------    -----------    -----------
Net Realized and Unrealized Gain (Loss)
    on Investments:
    Net realized gain (loss) on investments    15,111,162     10,229,060       (12,165)       913,091       (205,910)     1,169,303
    Net change in unrealized appreciation
        (depreciation) on investments .....    18,690,261      3,959,648      (504,721)     6,427,992          8,039        891,554
                                              -----------    -----------    ----------    -----------    -----------    -----------
    Net realized and unrealized gain (loss)
        on investments ....................    33,801,423     14,188,708      (516,886)     7,341,083       (197,871)     2,060,857
                                              -----------    -----------    ----------    -----------    -----------    -----------
Net increase (decrease) in net assets
    resulting from operations .............   $34,533,084    $17,593,381    $ (172,927)   $ 7,200,387    $  (114,736)   $ 2,133,158
                                              ===========    ===========    ==========    ===========    ===========    ===========

                 See accompanying notes to financial statements.

The Gabelli Westwood Funds
Statement of Changes in Net Assets
================================================================================

                                                                           Equity Fund                       Balanced Fund
                                                                           -----------                       -------------
                                                                  For the Year Ended September 30,  For the Year Ended September 30,
                                                                  --------------------------------  --------------------------------
                                                                       1999             1998             1999              1998
                                                                   -------------    -------------    -------------    -------------
Operations:
    Net investment income ......................................   $     731,661    $   1,284,508    $   3,404,673    $   2,836,195
    Net realized gain on investment transactions ...............      15,111,162        4,550,079       10,229,060        1,192,217
    Net change in unrealized appreciation(depreciation)
        on investments .........................................      18,690,261       (9,210,035)       3,959,648       (2,657,020)
                                                                   -------------    -------------    -------------    -------------
        Net increase(decrease) in net assets
          resulting from operations ............................      34,533,084       (3,375,448)      17,593,381        1,371,392
                                                                   -------------    -------------    -------------    -------------
Distributions to shareholders:
    Net investment income
        Retail Class ...........................................      (1,202,243)      (1,016,825)      (3,227,275)      (2,450,244)
        Service Class ..........................................          (6,778)          (9,795)        (192,481)        (321,577)
                                                                   -------------    -------------    -------------    -------------
                                                                      (1,209,021)      (1,026,620)      (3,419,756)      (2,771,821)
                                                                   -------------    -------------    -------------    -------------
    Net realized gain on investment transactions
        Retail Class ...........................................      (4,421,909)      (5,772,109)      (1,447,392)      (3,804,112)
        Service Class ..........................................         (55,551)         (63,562)        (121,230)        (795,071)
                                                                   -------------    -------------    -------------    -------------
                                                                      (4,477,460)      (5,835,671)      (1,568,622)      (4,599,183)
                                                                   -------------    -------------    -------------    -------------
        Total distributions to shareholders ....................      (5,686,481)      (6,862,291)      (4,988,378)      (7,371,004)
                                                                   -------------    -------------    -------------    -------------
Shares of beneficial interest transactions:
    Proceeds from shares issued
        Retail Class ...........................................      47,329,910      121,352,169       68,922,349       86,594,633
        Service Class ..........................................         419,120        2,561,265        1,028,954        5,665,274
                                                                   -------------    -------------    -------------    -------------
                                                                      47,749,030      123,913,434       69,951,303       92,259,907
                                                                   -------------    -------------    -------------    -------------
    Proceeds from reinvestment of dividends
        Retail Class ...........................................       5,409,705        6,623,726        4,487,667        6,031,341
        Service Class ..........................................          60,421           72,059          253,939          990,631
                                                                   -------------    -------------    -------------    -------------
                                                                       5,470,126        6,695,785        4,741,606        7,021,972
                                                                   -------------    -------------    -------------    -------------
    Cost of shares redeemed
        Retail Class ...........................................    (101,553,974)     (71,156,328)     (52,811,686)     (26,091,459)
        Service Class ..........................................      (1,112,809)      (3,390,442)      (7,566,829)      (5,862,232)
                                                                   -------------    -------------    -------------    -------------
                                                                    (102,666,783)     (74,546,770)     (60,378,515)     (31,953,691)
                                                                   -------------    -------------    -------------    -------------
        Net increase(decrease) in net assets from
          shares of beneficial interest transactions ...........     (49,447,627)      56,062,449       14,314,394       67,328,188
                                                                   -------------    -------------    -------------    -------------
        Net increase (decrease) in net assets ..................     (20,601,024)      45,824,710       26,919,397       61,328,576
Net Assets:
    Beginning of period ........................................     177,859,247      132,034,537      142,806,620       81,478,044
                                                                   -------------    -------------    -------------    -------------
    End of period ..............................................   $ 157,258,223    $ 177,859,247    $ 169,726,017    $ 142,806,620
                                                                   =============    =============    =============    =============

                 See accompanying notes to financial statements.

The Gabelli Westwood Funds
Statement of Changes in Net Assets (Continued)
================================================================================

                                                                       Intermediate Bond Fund            SmallCap Equity Fund
                                                                       ----------------------            --------------------
                                                                  For the Year Ended September 30,  For the Year Ended September 30,
                                                                  --------------------------------  --------------------------------
                                                                       1999             1998              1999             1998
                                                                   ------------     ------------      ------------     ------------
Operations:
    Net investment income (loss) ...............................   $    343,959     $    354,799      $   (140,696)    $    (88,215)
    Net realized gain (loss) on investment transactions ........        (12,165)         128,342           913,091            3,145
    Net change in unrealized appreciation
        (depreciation) on investments ..........................       (504,721)         160,804         6,427,992       (2,467,027)
                                                                   ------------     ------------      ------------     ------------
        Net increase(decrease) in net assets
          resulting from operations ............................       (172,927)         643,945         7,200,387       (2,552,097)
                                                                   ------------     ------------      ------------     ------------
Distributions to shareholders:
    Net investment income ......................................       (344,010)        (354,799)               --               --
    In excess of net investment income .........................             --               --                --          (55,075)
    Net realized gain on investment
        transactions ...........................................             --               --                --         (347,200)
    In excess of net realized gain on
        investments ............................................             --               --                --         (133,930)
                                                                   ------------     ------------      ------------     ------------
        Total distributions to shareholders ....................       (344,010)        (354,799)               --         (536,205)
                                                                   ------------     ------------      ------------     ------------
Shares of beneficial interest transactions:
    Proceeds from shares issued ................................      2,272,144        3,406,081         8,535,699       22,466,630
    Proceeds from reinvestment of dividends ....................        298,379          237,998                --          530,206
    Cost of shares redeemed ....................................     (3,457,546)      (2,227,131)       (7,068,548)     (16,760,984)
                                                                   ------------     ------------      ------------     ------------
        Net increase(decrease) in net assets from
          shares of beneficial interest transactions ...........       (887,023)       1,416,948         1,467,151        6,235,852
                                                                   ------------     ------------      ------------     ------------
        Net increase (decrease) in net assets ..................     (1,403,960)       1,706,094         8,667,538        3,147,550
Net Assets:
    Beginning of period ........................................      7,617,928        5,911,834        11,693,529        8,545,979
                                                                   ------------     ------------      ------------     ------------
    End of period ..............................................   $  6,213,968     $  7,617,928      $ 20,361,067     $ 11,693,529
                                                                   ============     ============      ============     ============

                 See accompanying notes to financial statements.

The Gabelli Westwood Funds
Statement of Changes in Net Assets (Continued)
================================================================================

                                                                          Realty Fund                    Mighty Mites(SM) Fund
                                                                          -----------                    ---------------------
                                                                For the Year Ended September 30,    For the Year Ended September 30,
                                                                --------------------------------    --------------------------------
                                                                     1999              1998              1999             1998(a)
                                                                 ------------      ------------      ------------      ------------
Operations:
    Net investment income ..................................     $     83,135      $     79,633      $     72,301      $     20,172
    Net realized gain (loss) on investment
        transactions .......................................         (205,910)           (3,949)        1,169,303               955
    Net change in unrealized appreciation
        (depreciation) on investments ......................            8,039          (345,153)          891,554          (259,801)
                                                                 ------------      ------------      ------------      ------------
        Net increase(decrease) in net assets
          resulting from operations ........................         (114,736)         (269,469)        2,133,158          (238,674)
                                                                 ------------      ------------      ------------      ------------
Distributions to shareholders:
    Net investment income ..................................          (71,254)          (69,760)          (46,367)               --
    In excess of net investment income .....................          (13,527)               --                --                --
    Net realized gain on investment transactions ...........               --                --              (955)               --
    In excess of net realized gain on
        investments ........................................               --           (39,769)               --                --
                                                                 ------------      ------------      ------------      ------------
        Total distributions to shareholders ................          (84,781)         (109,529)          (47,322)               --
                                                                 ------------      ------------      ------------      ------------
Shares of beneficial interest transactions:
    Proceeds from shares issued ............................          725,155         3,991,590        25,153,091         6,596,508
    Proceeds from reinvestment of dividends ................           55,657            96,235            46,437                --
    Cost of shares redeemed ................................         (612,166)       (1,894,095)      (21,918,377)       (1,519,447)
                                                                 ------------      ------------      ------------      ------------
        Net increase in net assets from
          shares of beneficial interest transactions .......          168,646         2,193,730         3,281,151         5,077,061
                                                                 ------------      ------------      ------------      ------------
        Net increase(decrease) in net assets ...............          (30,871)        1,814,732         5,366,987         4,838,387
Net Assets:
    Beginning of period ....................................        1,814,732                --         4,838,387                --
                                                                 ------------      ------------      ------------      ------------
    End of period ..........................................     $  1,783,861      $  1,814,732      $ 10,205,374      $  4,838,387
                                                                 ============      ============      ============      ============

(a) From commencement of operations on May 11, 1998.

                See accompanying notes to financial statements.

The Gabelli Westwood Funds
Notes to Financial Statements
================================================================================

1. Organization. The Gabelli Westwood Funds (the "Trust") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company and currently consists of six active separate investment portfolios: Equity Fund, Balanced Fund, Intermediate Bond Fund, SmallCap Equity Fund, Realty Fund and Mighty Mites Fund (collectively, the "Funds"), each with two classes of shares known as the Retail Class (formerly the "Institutional Class") and the Service Class, with the exception of the SmallCap Equity Fund, Realty Fund and Mighty Mites Fund. Effective November 8, 1994, all shares in the Service Class of the Intermediate Bond Fund were redeemed. No such shares were outstanding at September 30, 1999, although such shares are available for sale. Each class of shares outstanding bears the same voting, dividend, liquidation and other rights and conditions, except that the expense incurred in the distribution and marketing of such shares are different for each class. The Gabelli Westwood Cash Management Fund has not commenced operations.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are issued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Accounting for Real Estate Investment Trusts. The Funds own shares of real estate investment trusts ("REITS") which report information on the source of their distributions annually. Distributions received from REITS during the year which are known to be a return of capital are recorded as a reduction to the cost of the individual REIT.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends from net investment income are declared and paid annually for the Equity Fund, SmallCap Equity Fund and Mighty Mites Fund, and quarterly for the Balanced Fund and Realty Fund. The

The Gabelli Westwood Funds
Notes to Financial Statements (Continued)
================================================================================

Intermediate Bond Fund declares dividends daily and pays those dividends monthly. Distributions of net realized gain on investments are normally declared and paid at least annually by each Fund. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

For the year ended September 30, 1999, the following reclassifications were made to increase (decrease) such accounts with offsetting adjustments to additional paid-in-capital. These reclassifications related primarily to distributions from Real Estate Investment Trusts, net operating losses and nondeductible organizational costs.

                                 Accumulated               Accumulated
                              Undistributed Net        Realized Gain (Loss)
                           Investment Income (Loss)       on Investments
                           ------------------------       --------------
Equity Fund                       $(158,732)               $ 158,732
Balanced Fund                       (61,255)                  61,255
SmallCap Equity Fund                134,973                 (134,973)
Realty Fund                          (9,827)                  25,122
Mighty Mites Fund                     9,497                       --

Provision for Income Taxes. The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute all of their taxable income for the fiscal year.

Determination of Net Asset Value and Calculation of Expenses. Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are solely borne by the class incurring the expense.

Concentration Risk. The Realty Fund invests a substantial portion of its assets in REITS, therefore it may be more affected by economic developments in the real estate industry than would a general equity fund.

3. Investment Advisory Agreements. On July 27, 1994, Westwood Management Corp. ("Westwood") entered into an agreement with Gabelli Funds, LLC (formerly Gabelli Funds, Inc.) to form a new limited liability company, Teton Advisers LLC ("Teton"). On October 6, 1994, Teton entered into a sub-advisory agreement with Westwood (the "Sub-Adviser"). The terms of the sub-advisory agreement state that Westwood would continue to manage the assets of the Funds. Teton became the investment adviser to the Funds and is responsible for overseeing Westwood's activities. On November 7, 1997, the members of Teton approved a change in name to Gabelli Advisers LLC. Additionally, on November 18, 1997, the Board of Trustees approved a change in name of The Westwood Funds to The Gabelli Westwood Funds to reflect the more closely aligned relationship with the Gabelli family of funds. As of March 2, 1998, Gabelli Advisers LLC converted to a "C" corporation and is now known as Gabelli Advisers, Inc. (the "Adviser").

The Gabelli Westwood Funds
Notes to Financial Statements (Continued)
================================================================================

The Funds have entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Funds will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% for the Equity Fund, SmallCap Equity Fund, Realty Fund and Mighty Mites Fund, 0.75% for the Balanced Fund, and 0.60% for the Intermediate Bond Fund of each Fund's average daily net assets. For the year ended September 30, 1999, the Adviser was entitled to fees of $1,920,350; $159,566; $19,298; $77,008; $1,247,960 and
$42,858 for the Equity, SmallCap Equity, Realty, Mighty Mites, Balanced and Intermediate Bond Funds, respectively. For the same period, the Adviser has voluntarily agreed to reimburse the Intermediate Bond Fund, SmallCap Equity Fund, Realty Fund and Mighty Mites Fund in the event annual expenses of such Funds exceed certain prescribed limits. For the year ended September 30, 1999, the Adviser reimbursed expenses in the amount of $41,731; $16,004; $39,976 and $100,915, respectively.

The Funds, with the exception of the Mighty Mites Fund, have also entered into a sub-advisory agreement with the Sub-Adviser whereby the Adviser pays the Sub-Adviser the greater of $150,000 per year on an aggregate basis for the Funds or a fee of 35% of net revenues to the Adviser from the Funds. For the year ended September 30, 1999, the Adviser paid to the Sub-Adviser fees of $504,271; $41,673; $5,908; $300,261 and $9,350 for the Equity, SmallCap Equity, Realty, Balanced and Intermediate Bond Funds, respectively.

4. Distribution Plan. The Funds have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of Gabelli Asset Management Inc., serves as distributor of the Funds. The Plan authorizes payment by the Funds to Gabelli & Company in connection with the distribution of its Retail Class shares at an annual rate of 0.25% of the average daily net assets of those Funds each fiscal year. Such payments are accrued daily and paid monthly. For the year ended September 30, 1999, the Funds incurred distribution expenses in the amounts of $475,152; $388,540; $17,817; $39,853; $4,810 and $19,261 for the Retail Class of the
Equity, Balanced, Intermediate Bond, SmallCap Equity, Realty and Mighty Mites Funds, respectively.

Under the Plan for the Service Class, each of the Equity and Balanced Funds authorize payment to Gabelli & Company in connection with the distribution of its Service Class shares at an annual rate of 0.50% of the average daily net assets of those funds each fiscal year. Such payments are accrued daily and paid monthly. For the year ended September 30, 1999, the Funds incurred distribution expenses in the amounts of $12,096 for the Equity Fund and $54,878 for the Balanced Fund.

5. Organizational Expenses. The organizational expenses of the Funds are being amortized on a straight-line basis over a period of 60 months from the commencement of the respective Funds' investment operations.

6. Portfolio Securities. Purchases and sales of securities for the year ended September 30, 1999, other than short term securities, are as follows:

                                              Purchases           Sales
                                              ---------           -----
      Equity Fund ....................      $121,341,327      $171,215,473
      Balanced Fund ..................       153,365,003       138,338,748
      Intermediate Bond Fund .........         7,095,672         7,305,690
      SmallCap Equity Fund ...........        28,212,149        27,692,389
      Realty Fund ....................         1,248,575         1,014,176
      Mighty Mites Fund ..............         9,477,922         5,280,127

The Gabelli Westwood Funds
Notes to Financial Statements (Continued)
================================================================================

7. Transactions with Affiliates. During the year ended September 30, 1999, the Mighty Mites Fund paid brokerage commissions of $554 to Gabelli and Company and its affiliates.

8. Shares of Beneficial Interest. Transactions in shares of beneficial interest were as follows:

                                                                        Equity Fund                         Balanced Fund
                                                                        -----------                         -------------
                                                                  Year Ended September 30,             Year Ended September 30,
                                                                -----------------------------       -----------------------------
                                                                   1999              1998              1999              1998
                                                                -----------       -----------       -----------       -----------
Retail Class
Shares sold ................................................      4,629,734        12,764,712         5,762,724         7,583,810
Shares issued upon reinvestment of dividends ...............        552,034           742,570           375,455           549,677
Shares redeemed ............................................     (9,884,292)       (7,434,151)       (4,424,361)       (2,292,678)
                                                                -----------       -----------       -----------       -----------
  Net increase (decrease) in Retail Class shares ...........     (4,702,524)        6,073,131         1,713,818         5,840,809
                                                                ===========       ===========       ===========       ===========
Service Class
Shares sold ................................................         41,215           272,855            86,912           499,396
Shares issued upon reinvestment of dividends ...............          6,159             8,078            21,391            90,852
Shares redeemed ............................................       (110,209)         (354,511)         (655,052)         (519,210)
                                                                -----------       -----------       -----------       -----------
  Net increase (decrease) in Service Class shares ..........        (62,835)          (73,578)         (546,749)           71,038
                                                                ===========       ===========       ===========       ===========


                                                                   Intermediate Bond Fund                SmallCap Equity Fund
                                                                   ----------------------                --------------------
                                                                   Year Ended September 30,            Year Ended September 30,
                                                                 ----------------------------        ----------------------------
                                                                    1999              1998              1999              1998
                                                                 ----------        ----------        ----------        ----------
Retail Class
Shares sold ................................................        217,090           323,824           559,530         1,575,803
Shares issued upon reinvestment of dividends ...............         28,905            22,670                --            42,932
Shares redeemed ............................................       (333,664)         (211,584)         (459,943)       (1,162,861)
                                                                 ----------        ----------        ----------        ----------
  Net increase (decrease) in Retail Class shares ...........        (87,669)          134,910            99,587           455,874
                                                                 ==========        ==========        ==========        ==========

                                                                       Realty Fund                       Mighty Mites(SM) Fund
                                                                       -----------                       ---------------------
                                                                  Year Ended September 30,              Year Ended September 30,
                                                                ----------------------------        -------------------------------
                                                                   1999              1998              1999                1998(a)
                                                                ----------        ----------        ----------           ----------
Retail Class
Shares sold .............................................           88,324           401,821         2,294,614              649,926
Shares issued upon reinvestment of dividends ............            6,914            10,176             4,333                   --
Shares redeemed .........................................          (76,095)         (196,766)       (2,007,020)            (151,333)
                                                                ----------        ----------        ----------           ----------
  Net increase in Retail Class shares ...................           19,143           215,231           291,927              498,593
                                                                ==========        ==========        ==========           ==========

(a) From commencement of operations on May 11, 1998.

9. Federal Income Tax Information. The Intermediate Bond Fund and Realty Fund have capital loss carryforwards for Federal income tax purposes of $261,089 and $33,537, respectively, available through September 2003 and September 2007, respectively. These loss carryforwards are available to reduce future distributions of net capital gains to shareholders.

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Intermediate Bond Fund, Realty Fund and Mighty Mites Fund incurred losses of $107,982, $188,693 and $37,646, respectively, after October 31, 1998. Such losses will be treated, for tax purposes, as arising on October 1, 1999.

The Gabelli Westwood Funds
Financial Highlights
================================================================================
Selected data for a share of beneficial interest outstanding throughout each period:

                                                                            Year Ended September 30,
                                               -------------------------------------------------------------------------------------
                                                      1999                  1998                   1997                 1996
                                               ------------------    ------------------     ------------------    ------------------
Equity Fund                                    Retail     Service     Retail    Service      Retail    Service    Retail     Service
Operating performance:                         Class       Class      Class      Class       Class      Class     Class       Class
                                               -------    -------    -------    -------     -------    -------    -------    -------
  Net asset value, beginning of period .         $8.99     $8.97       $9.57      $9.57       $7.68     $7.69       $6.59     $6.57
                                                 -----     -----       -----      -----       -----     -----       -----     -----
  Net investment income ................          0.04      0.02        0.07       0.08        0.07      0.06        0.08      0.06
  Net realized and unrealized gain(loss)
    on investments .....................          1.72      1.73       (0.22)     (0.25)       2.72      2.71        1.59      1.58
                                                 -----     -----       -----      -----       -----     -----       -----     -----
  Total from investment operations .....          1.76      1.75       (0.15)     (0.17)       2.79      2.77        1.67      1.64
                                                 -----     -----       -----      -----       -----     -----       -----     -----
Distributions to shareholders:
  Net investment income ................         (0.06)    (0.03)      (0.06)     (0.06)      (0.07)    (0.06)      (0.06)       --
  Net realized gain on investments .....         (0.23)    (0.23)      (0.37)     (0.37)      (0.83)    (0.83)      (0.52)    (0.52)
                                                 -----     -----       -----      -----       -----     -----       -----     -----
  Total distributions ..................         (0.29)    (0.26)      (0.43)     (0.43)      (0.90)    (0.89)      (0.58)    (0.52)
                                                 -----     -----       -----      -----       -----     -----       -----     -----
  Net asset value, end of period .......        $10.46    $10.46       $8.99      $8.97       $9.57     $9.57       $7.68     $7.69
                                                ======    ======       =====      =====       =====     =====       =====     =====
  Total return + .......................          19.8%     19.5%       (1.4)%     (1.8)%      39.6%     39.3%       26.9%     26.3%
Ratios to average net assets and
  supplemental data:
  Net assets, end of period (in 000's) .      $155,036    $2,222    $175,391     $2,468    $128,697    $3,338     $29,342    $1,221
  Ratio of net investment income to
    average net assets .................          0.38%     0.13%       0.73%      0.46%       1.11%     0.85%       1.16%     0.92%
  Expenses net of waivers/
    reimbursements (a) .................          1.49%     1.74%       1.47%      1.72%       1.53%     1.78%       1.50%     1.74%
  Expenses before waivers/
    reimbursements (c) .................          1.49%     1.74%       1.47%      1.72%       1.59%     1.84%       1.95%     2.19%
  Portfolio turnover rate ..............            67%       67%         77%        77%         61%       61%        106%      106%

                                              Year Ended September 30,
                                              ------------------------
                                                        1995
                                                  ------------------
Equity Fund                                       Retail    Service
Operating performance:                            Class       Class
                                                  -------    -------
  Net asset value, beginning of period .            $5.50     $5.48
                                                    -----     -----
  Net investment income ................             0.04      0.04
  Net realized and unrealized gain(loss)
    on investments .....................             1.31      1.29
                                                    -----     -----
  Total from investment operations .....             1.35      1.33
                                                    -----     -----
Distributions to shareholders:
  Net investment income ................            (0.06)    (0.04)
  Net realized gain on investments .....            (0.20)    (0.20)
                                                    -----     -----
  Total distributions ..................            (0.26)    (0.24)
                                                    -----     -----
  Net asset value, end of period .......            $6.59     $6.57
                                                    =====     =====
  Total return + .......................             25.9%     25.5%
Ratios to average net assets and
  supplemental data:
  Net assets, end of period (in 000's) .          $14,903       $68
  Ratio of net investment income to
    average net assets .................             0.77%     0.64%
  Expenses net of waivers/
    reimbursements (a) .................             1.61%     1.85%
  Expenses before waivers/
    reimbursements (c) .................             2.29%     2.63%
  Portfolio turnover rate ..............              107%      107%

================================================================================

                                                                       Year Ended September 30,
                                         ---------------------------------------------------------------------------------
                                                1999                  1998                1997                1996
                                         -----------------     ------------------   -----------------   -----------------
Balanced Fund                             Retail   Service      Retail    Service   Retail    Service   Retail    Service
Operating performance:                    Class     Class       Class      Class     Class     Class    Class      Class
                                         -------   -------     -------    -------   -------   -------   -------   -------
  Net asset value, beginning of period    $10.98    $10.96      $11.49     $11.46     $9.71     $9.69     $8.47     $8.45
                                          ------    ------      ------     ------    ------    ------     -----     -----
  Net investment income ..............      0.25      0.22        0.26       0.26      0.25      0.24      0.22      0.20
  Net realized and unrealized gain
    on investments ...................      1.12      1.11        0.05       0.02      2.36      2.33      1.37      1.37
                                          ------    ------      ------     ------    ------    ------     -----     -----
  Total from investment operations ...      1.37      1.33        0.31       0.28      2.61      2.57      1.59      1.57
                                          ------    ------      ------     ------    ------    ------     -----     -----
Distributions to shareholders:
  Net investment income ..............     (0.25)    (0.22)      (0.26)     (0.22)    (0.25)    (0.22)    (0.22)    (0.20)
  Net realized gain on investments ...     (0.12)    (0.12)      (0.56)     (0.56)    (0.58)    (0.58)    (0.13)    (0.13)
                                          ------    ------      ------     ------    ------    ------     -----     -----
  Total distributions ................     (0.37)    (0.34)      (0.82)     (0.78)    (0.83)    (0.80)    (0.35)    (0.33)
                                          ------    ------      ------     ------    ------    ------     -----     -----
  Net asset value, end of period .....    $11.98    $11.95      $10.98     $10.96    $11.49    $11.46     $9.71     $9.69
                                          ======    ======      ======     ======    ======    ======     =====     =====
  Total return + .....................      12.6%     12.2%        2.8%       2.6%     28.3%     28.0%     19.1%     18.9%
Ratios to average net assets and
  supplemental data:
  Net assets, end of period (in 000's)  $160,352    $9,374    $128,222    $14,585   $67,034   $14,444   $23,158   $11,216
  Ratio of net investment income to
    average net assets ...............      2.06%     1.81%       2.37%      2.16%     2.60%     2.37%     2.62%     2.34%
  Expenses net of waivers/
    reimbursements (b) ...............      1.20%     1.45%       1.20%      1.45%     1.28%     1.53%     1.32%     1.57%
  Expenses before waivers/
    reimbursements (c) ...............      1.20%     1.45%       1.20%      1.45%     1.36%     1.61%     1.71%     1.96%
  Portfolio turnover rate ............        86%       86%         77%        77%      110%      110%      111%      111%

                                        Year Ended September 30,
                                        ------------------------
                                                 1995
                                           -----------------
Balanced Fund                              Retail    Service
Operating performance:                     Class      Class
                                           -------   -------
  Net asset value, beginning of period       $7.12    $7.10
                                             -----    -----
  Net investment income ..............        0.19     0.17
  Net realized and unrealized gain
    on investments ...................        1.35     1.35
                                             -----    -----
  Total from investment operations ...        1.54     1.52
                                             -----    -----
Distributions to shareholders:
  Net investment income ..............       (0.19)   (0.17)
  Net realized gain on investments ...          --       --
                                             -----    -----
  Total distributions ................       (0.19)   (0.17)
                                             -----    -----
  Net asset value, end of period .....       $8.47    $8.45
                                             =====    =====
  Total return + .....................        22.0%    21.7%
Ratios to average net assets and
  supplemental data:
  Net assets, end of period (in 000's)      $6,912   $7,212
  Ratio of net investment income to
    average net assets ...............        2.47%    2.26%
  Expenses net of waivers/
    reimbursements (b) ...............        1.35%    1.62%
  Expenses before waivers/
    reimbursements (c) ...............        1.86%    2.24%
  Portfolio turnover rate ............         133%     133%

================================================================================
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.44% (Retail Class) and 1.69% (Service Class) for 1999, 1.45% (Retail Class) and 1.70% (Service Class) for 1998, 1.50% (Retail Class) and 1.75% (Service Class) for 1997, 1.44% (Retail Class) and 1.68% (Service Class) for 1996 and 1.50% (Retail Class) and 1.72% (Service Class) for 1995.
(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.15% (Retail Class) and 1.40% (Service Class) for 1999, 1.17% (Retail Class) and 1.42% (Service Class) for 1998, and 1.25% (Retail Class) and 1.50% (Service Class) for 1997, 1.24% (Retail Class) and 1.49% (Service Class) for 1996 and 1.25% (Retail Class) and 1.50% (Service Class) for 1995.
(c) During the period, certain fees were voluntarily reduced and/or expenses reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

                 See accompanying notes to financial statements.

The Gabelli Westwood Funds
Financial Highlights (Continued)
================================================================================
Selected data for a share of beneficial interest outstanding throughout each period:

                                                                               Year Ended September 30,
                                                         -------------------------------------------------------------------
                                                          1999        1998        1997        1996              1995
                                                         -------     -------     -------    -------      -------------------
                                                                                                         Retail      Service
Intermediate Bond Fund                                                Retail Class                       Class       Class(c)
                                                         ------------------------------------------      ------      -------
Operating performance:
  Net asset value, beginning of period ................  $10.74      $10.29       $9.88       $9.98       $9.48       $9.48
                                                          -----       -----       -----       -----       -----       -----
  Net investment income ...............................    0.50        0.57        0.68        0.51        0.52        0.05
  Net realized and unrealized gain(loss) on investments   (0.75)       0.45        0.41       (0.10)       0.50       (0.14)
                                                          -----       -----       -----       -----       -----       -----
  Total from investment operations ....................   (0.25)       1.02        1.09        0.41        1.02       (0.09)
                                                          -----       -----       -----       -----       -----       -----
Distributions to shareholders:
  Net investment income ...............................   (0.50)      (0.57)      (0.68)      (0.51)      (0.52)      (0.05)
                                                          -----       -----       -----       -----       -----       -----
  Total distributions .................................   (0.50)      (0.57)      (0.68)      (0.51)      (0.52)      (0.05)
                                                          -----       -----       -----       -----       -----       -----
  Net asset value, end of period ......................   $9.99      $10.74      $10.29       $9.88       $9.98       $9.34
                                                          =====       =====       =====       =====       =====       =====
  Total return +.......................................    (2.4)%      10.2%       11.4%        4.5%       11.1%       (1.0)%
Ratios to average net assets and supplemental data:
  Net assets, end of period (in 000's) ................  $6,214      $7,618      $5,912      $5,496      $4,729          $0
  Ratio of net investment income to average net assets     4.82%       5.45%       6.71%       5.43%       5.38%       4.85%
  Expenses net of waivers/reimbursements (a) ..........    1.05%       1.08%       1.11%       1.09%       1.17%       1.45%
  Expenses before waivers/reimbursements (b) ..........    1.63%       2.08%       1.70%       2.46%       2.47%       4.07%
  Portfolio turnover rate .............................     108%        232%        628%        309%        165%         70%

================================================================================
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratio would be 1.00% for each period.
(b) During the period, certain fees were voluntarily reduced and/or expenses reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(c) On November 8, 1994, all shares of the Service Class were redeemed and there have been no further shares issued in this class since this date. Accordingly, the NAV per share at the end of the period represents the net asset value on November 8, 1994.

                 See accompanying notes to financial statements.

The Gabelli Westwood Funds
Financial Highlights (Continued)
================================================================================
Selected data for a share of beneficial interest outstanding throughout each period:

                                                         SmallCap Equity Fund           Realty Fund       Mighty Mites(SM) Fund
                                                      Year Ended                        Year Ended
                                                     September 30,    Period Ended     September 30,     Year Ended    Period Ended
                                                  ------------------  September 30,  ----------------   September 30,  September 30,
                                                    1999      1998      1997(c)        1999     1998        1999         1998(e)
                                                  --------  --------    --------     --------  -------     -------       -------
                                                   Retail    Retail      Retail       Retail    Retail      Retail        Retail
                                                   Class     Class       Class        Class     Class       Class         Class
                                                  --------  --------    --------     --------  -------     -------       -------
Operating performance:
   Net asset value, beginning of period ........   $11.18    $14.48      $10.00        $8.43    $10.00      $9.70         $10.00
                                                   ------    ------      ------       ------    ------     ------         ------
   Net investment income (loss) ................    (0.12)    (0.09)       0.08         0.22      0.37       0.10           0.04
   Net realized and unrealized gain (loss)
     on investments ............................     6.71     (2.39)       4.40        (0.81)    (1.37)      3.20          (0.34)
                                                   ------    ------      ------       ------    ------     ------         ------
  Total from investment operations .............     6.59     (2.48)       4.48        (0.59)    (1.00)      3.30          (0.30)
                                                   ------    ------      ------       ------    ------     ------         ------
Distributions to shareholders:
  Net investment income ........................       --        --          --        (0.23)    (0.33)     (0.09)            --
  In excess of net investment income ...........       --     (0.08)         --           --        --         --             --
  Net realized gain on investments .............       --     (0.60)         --           --        --         --             --
  In excess of net realized gain on investments        --     (0.14)         --           --     (0.24)        --             --
                                                   ------    ------      ------       ------    ------     ------         ------
  Total distributions ..........................       --     (0.82)         --        (0.23)    (0.57)     (0.09)            --
                                                   ------    ------      ------       ------    ------     ------         ------
  Net asset value, end of period ...............   $17.77    $11.18      $14.48        $7.61     $8.43     $12.91          $9.70
                                                   ======    ======      ======       ======    ======     ======         ======
  Total return + ...............................     58.9%    (17.7)%      44.8%        (5.7)%   (10.5)%     34.2%          (3.0)%
Ratios to average net assets and
  supplemental data:
  Net assets, end of period (in 000's) .........  $20,361   $11,694      $8,546       $1,784    $1,815    $10,205         $4,838
  Ratio of net investment income (loss) to
    average net assets .........................    (0.88)%   (0.74)%      1.89%(d)     4.32%     3.87%      0.94%          1.60%(d)
  Expenses net of waivers/reimbursements (a) ...     1.62%     1.72%       1.89%(d)     1.60%     1.70%      1.01%          2.05%(d)
  Expenses before waivers/reimbursements (b) ...     1.72%     2.11%       2.45%(d)     3.68%     3.95%      2.32%          4.50%(d)
  Portfolio turnover rate ......................      178%      200%        146%          55%      142%        88%            18%

================================================================================
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.50%, 1.50% and 1.00% for SmallCap Equity, Realty and Mighty Mites for 1999, respectively. For the year ended September 30, 1998, for SmallCap Equity, Realty and Mighty Mites Funds would be 1.50%,1.50% and 2.00%, respectively, and for the year ended September 30, 1997, for SmallCap Equity would be 1.50%.
(b) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(c)   Period from April 15, 1997 (inception date of fund) to September 30, 1997.
(d)   Annualized.
(e)   Period from May 11, 1998 (inception date of fund) to September 30, 1998.

                 See accompanying notes to financial statements.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the The Gabelli Westwood Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Westwood Equity Fund, The Gabelli Westwood Balanced Fund, The Gabelli Westwood Intermediate Bond Fund, The Gabelli Westwood SmallCap Equity Fund, The Gabelli Westwood Realty Fund and The Gabelli Westwood Mighty Mites Fund (constituting The Gabelli Westwood Funds, hereafter referred to as the "Fund") at September 30, 1999, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 8, 1999

--------------------------------------------------------------------------------

                   1999 Tax Notice to Shareholders (Unaudited)

U.S. Government Income:

The percentage of the ordinary income dividend paid by the Equity Fund, Balanced Fund, Intermediate Bond Fund, SmallCap Equity Fund, Realty Fund and Mighty Mites Fund (collectively, the "Funds") during fiscal 1999 which was derived from U.S. Treasury securities was 5.09%, 32.25%, 42.03%, 0.0%, 0.0% and 74.34%, respectively. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Funds did not meet this strict requirement in 1999. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your specific situation.

The Gabelli Westwood Equity Fund

100.00% of the ordinary income dividend qualifies for the dividend received deduction available to corporations. The Fund paid to shareholders, on December 21, 1998, a long-term capital gain totaling $0.2162 per share.

The Gabelli Westwood Balanced Fund

80.19% of the ordinary income dividend qualifies for the dividend received deduction available to corporations. The Fund paid to shareholders, on December 21, 1998, a long-term capital gain totaling $0.0951per share.

The Gabelli Westwood Intermediate Bond Fund; The Gabelli Westwood Realty Fund

None of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

The Gabelli Mighty Mites Fund

100.00% of the ordinary income divided qualifies for the dividend received deduction available to corporations.

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                                       30

                           The GABELLI Westwood Funds
                           ==========================

                                   Equity Fund
                                  Balanced Fund
                             Intermediate Bond Fund
                              SmallCap Equity Fund
                                   Realty Fund
                              Mighty Mites(SM) Fund
                                   (Unaudited)

                  Gabelli Westwood Funds -- Retail Class Shares
                  ---------------------------------------------
                Average Annual Returns -- September 30, 1999 (a)

                                                           Life of     Inception
                               1 Year         5 Year        Fund         Date
                            ----------------------------------------------------
   Equity .................    19.77%         21.35%        14.42%      01/02/87
   Balanced ...............    12.56          16.61         14.05       10/01/91
   Intermediate Bond ......    (2.37)          6.82          6.23       10/01/91
   SmallCap Equity ........    58.94             --         29.63       04/15/97
   Realty .................    (5.68)            --         (8.11)      09/30/97
   Mighty Mites(SM) .......    34.21             --         20.87       05/11/98

                 Gabelli Westwood Funds -- Service Class Shares
                 ----------------------------------------------
               Average Annual Returns -- September 30, 1999 (a)(b)

                                                          Life of      Inception
                               1 Year         5 Year       Class         Date
                            ----------------------------------------------------
   Equity .................    14.78%         20.01%        17.25%      01/28/94
   Balanced ...............     7.68          15.37         13.63       04/06/93

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost.
(b) Includes the effect of the maximum 4.0% sales charge at the beginning of the period.

                           The GABELLI Westwood Funds
                           ==========================

                              One Corporate Center
                                  Rye, NY 10580
                        General and Account Information:
                            1-800 GABELLI (422-3554)
                               Fax: 1-914-921-5118
                             http://www.gabelli.com
                             email: info@gabelli.com

                                Board of Trustees

    SUSAN M. BYRNE                         JAMES P. CONN
    President and Chief                    Former Chief Investment Officer
    Investment Officer                     Financial Security Assurance
                                           Holdings Ltd.

    KARL OTTO POHL                         WERNER J. ROEDER, MD
    Former President                       Medical Director
    Deutsche Bundesbank                    Lawrence Hospital

    ANTHONY J. COLAVITA
    Attorney-at-Law
    Anthony J. Colavita, P.C.

                                    Officers

    SUSAN M. BYRNE                         Bruce N. Alpert
    President and Chief                    Vice President and
    Investment Officer                     Treasurer

    LYNDA J. CALKIN, CFA                   PATRICIA R. FRAZE
    Vice President                         Vice President

    JAMES E. McKEE
    Secretary

                               Investment Adviser
                               ------------------
                             Gabelli Advisers, Inc.

                             Investment Sub-Adviser
                             ----------------------
                         Westwood Management Corporation

                                   Distributor
                                   -----------
                             Gabelli & Company, Inc.

                                    Custodian
                                    ---------
                              The Bank of New York

                                  Legal Counsel
                                  -------------
                                Battle Fowler LLP

                             Independent Accountants
                             -----------------------
                           PricewaterhouseCoopers LLP

--------------------------------------------------------------------------------
This report is for the information of the shareholders of The Gabelli Westwood Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
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